UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216 Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 225 South Lake Avenue, Suite 216 Pasadena, CA 91101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1. Reports to Stockholders.

The registrant’s Semi-Annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2018

TABLE OF CONTENTS

5	Letter to Shareholders
8	Expense Example
10	Alternative Energy Fund
16	Asia Focus Fund
22	Asia Pacific Dividend Builder Fund
29	China & Hong Kong Fund
35	Dividend Builder Fund
41	Global Energy Fund
48	Global Innovators Fund
55	Renminbi Yuan & Bond Fund
59	Statements of Assets and Liabilities
61	Statements of Operations
63	Statements of Changes in Net Assets
66	Financial Highlights
75	Notes to Financial Statements
87	Additional Information
90	Privacy Notice
91	Guinness Atkinson Funds Information

The table below provides total return data for each of the Funds over the one, three, five, ten-years and since inception periods through June 30, 2018. Also included in the table is the expense ratio data from the most recent summary prospectus dated May 14, 2018.

Fund (inception date)	6 Months	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	-3.31%	6.89%	-5.95%	-1.26%	-13.24%	-10.20%	2.74% gross; 1.98% net
Asia Focus Fund (April 29, 1996)	-4.83%	14.03%	8.28%	7.64%	2.18%	3.54%	2.22% gross; 1.98% net
Asia Pacific Dividend Builder Fund (March 31, 2006)	-6.75%	6.71%	6.32%	7.12%	4.40%	6.08%	3.48% gross; 1.12% net
China & Hong Kong Fund (June 30, 1994)	-2.90%	16.82%	7.57%	9.94%	4.28%	7.53%	1.64%
Dividend Builder Fund (March 30, 2012)	-0.22%	7.78%	7.63%	8.48%	—	9.69%	2.06% gross; 0.68% net;
Global Energy Fund (June 30, 2004)	11.27%	29.83%	1.94%	-0.05%	-2.67%	7.39%	1.62% gross; 1.45% net;
Global Innovators Fund Investor Class (December 15, 1998)	0.24%	15.84%	12.86%	14.91%	11.34%	8.03%	1.33% gross; 1.24% net
Global Innovators Fund Institutional Class (December 15, 2015)	0.35%	16.13%	13.10%	15.06%	11.41%	8.07%	1.17% gross; 0.99% net;
Renminbi Yuan & Bond Fund (June 30, 2011)	-0.85%	4.13%	-0.39%	0.83%	—	1.29%	4.17% gross; 0.90% net;

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ended June 30, 2018.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com or calling 1-800-915-6565. The recent growth rate in the stock market has helped to produce short-term returns that are not typical. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Each of the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent summary prospectus (dated May 14, 2018) and are from the most recent audited financials (period ended December 31, 2017) at the time that summary prospectus was completed.

†All of the Guinness Atkinson Funds, except the China & Hong Kong Fund, have an expense cap in place and the advisor is contractually obligated to cap the Funds' total expenses through June 30, 2019.

Dear Guinness Atkinson Funds Shareholders,

It is hard to characterize the first half of 2018 as quiet, what with major news across a wide range of fronts including North Korea, Russia, Brexit, tariffs and the upcoming mid-term elections, just to name a few. The firehose of news has been simply exhausting. While most major indices are largely unchanged over the first half of 2018, the markets exhibited more volatility these last six months than we've seen lately and that volatility led to some negative returns for some of the Guinness Atkinson Funds. There were, naturally, some winners and some losers over the first half of the year, but despite this, all of the Guinness Atkinson Funds have returned solidly positive total returns for the one-year period ended June 30, 2018. The table to the left provides all of the details.

The top performing Guinness Atkinson Fund for the first half of the year was the Global Energy Fund, with a total return of 11.27% for the first six months and 29.83% for the one-year period. Also in positive territory for the first half of 2018 was the Global Innovators Fund with a total return of 0.24% (investor class) and 0.35% (institutional class). The other six Funds finished the first half in negative territory, although in some cases, just barely negative. The weakest result in the fund family for the period was returned by the Asia Pacific Dividend Builder Fund with a total return of -6.75%. If you refer to our letter of a year ago you'll note that our worst performing Fund highlighted in that report was the Global Energy Fund, which, as noted, is the top performer over the six month period in this report.

We think it is worth highlighting the performance of the Global Innovators Fund which continues to produce what we believe are remarkable returns. This Fund is among the top performers within its category over the one, three, five and ten-year periods. Within its Morningstar category (US Large Blend), the Fund is in the top 12% for one-year performance (1,353 funds); the top 3% for three-year performance (1,166 funds); the top 1% for five-year performance (1,042 funds); and the top 4% for 10-year performance (776 funds). And, the Fund has continued to outperform its benchmark, the MSCI World Index, over all of these time periods. In an age where active management is supposedly unable to compete, this Fund has proven otherwise.

Our investment team has provided a detailed commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial results.

As usual, we appreciate the confidence you have placed in us and our management team.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds.

Sincerely,

Timothy Guinness	James Atkinson

Morningstar Ratings Through June 30, 2018

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	Foreign Small/	1*	1*	1*	1*
	Mid Value	(53 funds)	(53 funds)	(41 funds)	(22 funds)
Asia Focus	Pacific/Asia	2**	4****	3***	1*
	ex-Japan	(75 funds)	(75 funds)	(59 funds)	(26 funds)
Asia Pacific Dividend	Pacific/Asia	3***	3***	3***	2**
Builder	ex-Japan	(75 funds)	(75 funds)	(59 funds)	(26 funds)
China & Hong Kong	China Region	3***	3***	3***	2**
		(79 funds)	(79 funds)	(68 funds)	(40 funds)
Global Energy	Energy Equity	3***	4****	3***	3***
		(84 funds)	(84 funds)	(69 funds)	(57 funds)
Global Innovators	Large Blend	5*****	5*****	5*****	4****
		(1,166 funds)	(1,166 funds)	(1,042 funds)	(776 funds)
Renminbi Yuan & Bond	Emerging Markets	4****	2**	5*****	—
	Local Currency Bond	(67 funds)	(67 funds)	(57 funds)
Dividend Builder	World Large Stock	3***	3***	3***	—
		(721 funds)	(721 funds)	(596 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets countries. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual issuer volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. Investments in derivatives involve risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments focused on the energy sector may be exposed to greater risk than an investment diversified among various sectors.

Past performance is not a guarantee of future results. The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2018 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The views in this letter were as of June 30, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds' investment methodology and do not constitute investment advice.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period* (01/01/18 to 06/30/18)	Expense Ratios During Period* (01/01/18 to 06/30/18)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$966.90	$9.66	1.98	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$951.70	$9.63	1.99	%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$9.94	1.99	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Actual	$1,000.00	$932.50	$5.37	1.12	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61	1.12	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$971.00	$7.82	1.60%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Guinness Atkinson Dividend Builder Fund Actual	$1,000.00	$997.80	$3.37	0.68	%†
Guinness Atkinson Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68	%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,112.70	$7.60	1.45	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45	%†
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,002.40	$6.16	1.24	%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24	%†

GUINNESS ATKINSON FUNDS

	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period* (01/01/18 to 06/30/18)	Expense Ratios During Period* (01/01/18 to 06/30/18)
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,003.50	$4.92	0.99	%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$991.50	$4.44	0.90	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90	%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND Semi-Annual Report for the period ended June 30, 2018

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-3.31%	6.89%	-5.95%	-1.26%	-13.24%
Benchmark Indices:
Wilderhill Clean Energy Index	-1.30%	16.66%	-0.05%	-0.85%	-12.17%
Wilderhill New Energy Index	-9.60%	1.94%	-2.02%	6.10%	-5.95%
MSCI World Index	0.74%	11.71%	9.12%	10.59%	6.90%

The Fund's gross expense ratio is 2.74% and net expense ratio is 1.98% per the Summary Prospectus dated May 14, 2018. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2019. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Guinness Atkinson Alternative Energy Fund was down 3.31% for the first half of 2018. This compared to a fall in the Wilderhill New Energy Global Innovation Index of 9.60% and in the Wilderhill Clean Energy Index of 1.30%. The fund was up 0.66% in the first quarter and down 3.95% in the second quarter.

The fund's negative performance is mainly attributed to the performance of the fund's solar stocks, which accounted for 19.63% of the portfolio at June 30, 2018. Following China's decision to cap new solar project approvals for the 2018 feed-in tariff quota, forecasts of Chinese demand for solar in 2018 have fallen by 20GW which hit solar manufacturer stock prices hard on expectations of lower module pricing. We expect that reduced solar module pricing will support more installation in China than industry forecasts suggest.

2.  Activity

We acquired positions in Vestas, Daqo and Acuity Brands to replace the positions sold in Senvion, JA Solar, Tianneng and Mytrah.

Switching Vestas for Senvion was based on relative valuation while maintaining some wind turbine manufacturing exposure in the portfolio. As the valuations of the companies converged, holding Vestas became more appealing due to its stronger balance sheet and higher market share.

We sold JA Solar as management were taking the company private. We bought Daqo, one of the lowest-cost polysilicon manufacturers. Daqo produces a high percentage of monocrystalline material which is required for production of more efficient silicon modules. As module pricing falls, higher efficiency modules ae able to maintain premium pricing and gives Daqo an advantage in pricing negotiations.

Tianneng, a Chinese battery manufacturer, as explained above, had performed well and was potentially facing a price war. To replace Tianneng, we bought an LED related company, Acuity Brands that had screened well. It has high CFROIs and a low valuation. The company appeared to be unloved but with significant potential to grow back into favour in the longer term as the LED sector demonstrates its growth potential.

Mytrah Energy was taken private by its management team at a substantial premium. We are still looking for a suitable stock to replace this holding.

ALTERNATIVE ENERGY FUND

3.  Portfolio Position

The Fund's largest country exposures were to China, the United States, Canada, Italy, the United Kingdom and Brazil. With China contributing half of the annual installations of wind and solar, over three-quarters of solar manufacturing capacity and over half of wind turbine manufacturing capacity, investing in China is a key part of the current investment opportunity.

On a sector basis, the Fund has been weighted between a quarter and a third in each of the energy efficiency, solar and wind sectors. The companies in other sectors, such as hydro, biofuels and geothermal, have company specific investment rationales rather than sector growth stories.

4.  Outlook

Following China's change in its solar subsidy regime and the resultant fall in solar module prices, the demand for solar installations is likely to continue to increase year on year. The short-term shock of reduced Chinese demand means that companies will accelerate the learning curve to be able to profit with module prices between 23 and 26 US cents per W. This is less than half the price for which modules were selling in 2015. The solar market has, once again, fast-forwarded two or three years in terms of forecast pricing. At such cheap equipment prices, the number of countries is dwindling in which solar is not economically attractive compared to wholesale power prices, let alone retail power prices. We believe we are now at the point where demand will be mainly driven by installations in unsubsidised countries (or even countries that tax solar installations with import tariffs like the US). Regulatory change that lower module prices further is less likely with so few countries relying on subsidies and this should lead to a more sustainable economic environment and better visibility for solar company earnings.

Global wind demand is expected to return to growth in 2018, driven by better US and Asian demand coupled with increasing offshore wind installations. China is the largest source of wind power demand and annual level of installations have reached around 20GW each year which forms the majority of Asian demand although analysts are forecasting a move upwards to 33 GW in 2019. Europe is 20% of the global wind market, with demand between 9 and 12 GW per year. North America comprises a similarly sized market, with good demand visibility through to 2020 as Production Tax Credits provide continuing albeit falling support. Developers are reaping the benefits of increased competition in the manufacturing space by getting more power out of the newer turbines for less capex. However, the power auctions sweeping the globe are also putting pressure on investor and developer returns. Nevertheless, the low $/MWh power prices wind is able to deliver, coupled with its ability to generate power overnight and not just during the day like solar, show that there is a long-term opportunity for the wind power sector. In most auctions held, a new record for that country or region was achieved and wind and solar are beginning to be the dominant force at auctions globally.

Plug-in electric vehicle (EV) sales continue to increase year on year. We expect Q2 2017 will be another record quarter for plug-in electric vehicle sales given seasonal trends (our data sources lags by one quarter). The compound annual growth rate since Q1 2014 until Q1 2018 is 52.7% and the compound quarterly growth rate for the same period stands at 11.2%. The trailing 12 months market share of plug-in electric vehicles has passed 1% in most developed markets and in China, closing in on the 2% mark. The growth rate of fully-electric vehicles, ie battery electric vehicles (BEVs), has been greater than that of plug-in hybrid electric vehicles (PHEVs), which have smaller batteries with a shorter range and still have a combustion engine for when the battery is depleted. More BEVs than PHEVs are being sold today, due to China favouring BEVs. Germany is on par with Norway, meaning the largest European country might soon be the third largest EV market after China and the US. Car manufacturers have introduced more fully electric models to market in 2017 than any year before and all the main vehicle manufacturers are now developing electric vehicle ranges to compliment or even replace their existing range of internal combustion engine vehicles. Tesla's Model 3 continues to be rolled out at a slower rate than hoped, but this has not stopped other car manufacturers from bringing out new versions of older models, like the new Nissan Leaf and Renault Zoe with longer electric range.

The outlook for the alternative energy sector is beginning to improve as reliance on subsidies falls and valuation levels remain at relatively low levels compared to the broad markets. The fund is positioned for the growth of the sector. Thank you for your support.

Edward Guinness

ALTERNATIVE ENERGY FUND

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified US dollar-weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal US dollar-weighted index of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. These indices are unmanaged, not available for investment and do not incur expenses.

KWh – kilowatt-hour

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2018
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	29
Portfolio Turnover:	24.9%
% of Stocks in Top 10:	40.4%
Fund Manager:
Edward Guinness
Top 10 Holdings (% of net assets)
TPI Composites Inc.	4.7%	LG Chem Ltd.	3.9%
Kingspan Group PLC	4.3%	Johnson Controls International PLC	3.9%
Nibe Industrier AB - B Shares	4.2%	Wasion Group Holdings Ltd.	3.8%
Acuity Brands Inc.	4.2%	Vestas Wind Systems A/S	3.7%
Ormat Technologies Inc.	4.1%	China Longyuan Power Group Corp., Ltd. - H Shares	3.6%
Industry Breakdown (% of net assets)
Efficiency	38.9%	Geothermal	4.1%
Wind	27.3%	Biofuel	3.5%
Solar	19.6%	Hydro	2.2%

SCHEDULE OF INVESTMENTS
at June 30, 2018 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 95.6%	Value
Biofuel: 3.6%
39,800	Cosan SA Industria e Comercio	$361,263
Efficiency: 38.9%
3,700	Acuity Brands Inc.	428,719
1,274,000	Boer Power Holdings†	185,118
11,802	Johnson Controls International PLC.	394,777
8,850	Kingspan Group PLC	443,166
1,330	LG Chem Ltd.	397,986
40,555	Nibe Industrier AB - B Shares	435,309
11,680	Prysmian SpA	290,939
27,330	Ricardo PLC	346,261
4,140	Schneider Electric SE	345,294
7,000	Sensata Technologies Holding*	333,060
712,000	Wasion Group Holdings Ltd.	386,601
		3,987,230
Geothermal: 4.1%
7,959	Ormat Technologies Inc.	423,339
Hydro: 2.2%
9,144	Iniziative Bresciane - Inbre - SpA†	228,517
Solar: 19.6%
21,600	Canadian Solar Inc.*	264,384
1,165,400	China Singyes Solar Technologies Holdings Ltd.	356,500
7,200	Daqo New Energy Corp.*	255,888
5,100	First Solar Inc.*	268,566
19,800	Jinkosolar Holdings Co., - ADR*	272,646
41,150	SunPower Corp. - Class B*	315,621
912,200	Xinyi Solar Holdings Ltd.	280,208
		2,013,813

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 95.6% (Continued)	Value
Wind: 27.2%
1,992,000	China Datang Corp. Renewable Power Co., Ltd. - H Shares	$340,226
461,000	China Longyuan Power Group Corp., Ltd. - H Shares	371,357
1,285,000	China Suntien Green Energy Corp. Ltd. - H Shares	370,157
8,010,000	Concord New Energy Group Ltd.	352,229
91,167	Good Energy Group PLC†	173,258
990,000	Huaneng Renewables Corp. Ltd. - H Shares	329,344
16,300	TPI Composites Inc.*	476,612
6,155	Vestas Wind Systems A/S	381,073
		2,794,256
	Total Common Stocks (cost $12,053,361)	9,808,418
	Total Investments in Securities (cost $12,053,361): 95.6%	9,808,418
	Other Assets less Liabilities: 4.4%	448,559
	Net Assets: 100.0%	$10,256,977

*  Non-income producing security.

ADR - American Depository Receipt

†  The Advisor has determined these securities to be Illiquid. As of June 30, 2018, the total market value of these illiquid securities represent 5.7% of net assets.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND Semi-Annual Report for the period ended June 30, 2018

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-4.83%	14.03%	8.28%	7.64%	2.18%
Benchmark Index:
MSCI AC Far East Ex Japan Index	-4.38%	10.68%	7.57%	8.47%	6.33%

(All performance data given in USD terms)

The Fund's gross expense ratio is 2.22% and net expense ratio is 1.98% per the Summary Prospectus dated May 14, 2018. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2019. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

In the first half of 2018, the Fund fell 4.83% compared to the MSCI AC Far East Free ex Japan Index benchmark which fell 4.38% over the same period.

In the first quarter, the Fund lagged the benchmark. Stock specific factors were the main reason for the weaker performance. Markets began the year strongly, rallying for most of January. A sharp correction came in February, as volatility, which had been running at very low levels, began to normalise.

The Fund outperformed slightly in the second quarter, in overall weaker market conditions. After a period of range trading in April and May, Asia took another leg down in June, as fears surrounding trade tensions increased. The Fund underperformed in April, mainly due to its holdings in the Information Technology sector. However, the Fund regained most of its losses in May as the sector recovered. Over the period in June as markets fell, the Fund was broadly in line.

For the first six months overall, our holdings in Materials, Utilities and Energy contributed positively to performance. Holdings in Information Technology, Consumer Discretionary and Real Estate were detractors. From a country perspective, our holdings in Thailand, Singapore and Australia contributed positively to returns. China, South Korea and Taiwan detracted from returns.

Within the portfolio, the best performing stocks were Sino Biopharmaceutical, Anhui Conch and Glow Energy.

Sino Biopharmaceutical saw several broker upgrades following the approval of new products. The company is ramping up production of tenofovir, which is used to treat hepatitis. It also received approval for a new generic product to treat terminal lung cancer – it has the potential to become a blockbuster drug.

Anhui Conch is a Chinese cement manufacturer. The company benefited from a strong rebound in earnings following a couple of weak years. Despite experiencing consistent – and at times rapid – positive revisions to earnings over the course of 2018, we still view the stock as cheap, trading on a single digit multiple of forecast earnings.

Glow Energy, an electricity producer in Thailand, rallied sharply in June as it was announced that a subsidiary of PTT would acquire the company.

The worst performing stocks in the portfolio were St Shine, Netease and Hanon Systems.

ASIA FOCUS FUND

St Shine, which designs, manufactures, and sells contact lens and optical glasses, has also been faced with higher costs, resulting in lower gross margin levels and prompting analysts to reduce their earnings expectations for the stock. Partly lower margins are a result of higher labour costs, but partly they are a result of depreciation as the company expands its capacity. St Shine is forecast to achieve strong revenue growth in 2018 as a result of its new US direct-to-consumer customer, Hubble, an online vendor of contact lenses. The Fund did not own shares of Hubble during the reporting period. The effect will be to decrease exposure to Japan, which currently accounts for more than half of St Shine's revenues.

Netease develops games for mobile and PCs and is the second largest developer in China. The start to the year has been tough with revenues from a major game, Onmyoji, falling sharply. While Netease has released battle-royal style games that have done well, they have not yet become popular enough to offset weakness in more established games. Additionally the company has expanded into cross border e-commerce through Yanxuan and Kaola. Yanxuan sells unbranded versions of mass market and luxury goods while Kaola sells a range of high quality international goods. Both websites are doing well and though are loss making for now, have the potential to become very cash generative given the size of the e-commerce market in China.

Hanon Systems was weak over the first half, giving back some of the gains achieved in 2017. The company, an automotive parts supplier specialising in thermal management systems, saw some softness in revenue from weaker sales by Hyundai and Kia in China. However, Hanon's efforts to diversify sources of revenue have helped to reduce the impact of China weakness – Hyundai Motor Group (which includes Kia) now represents less than half of Hanon's sales. The Fund did not own shares of Hyundai Motor Group during the covered period. Hanon is also attractively positioned with respect to electric vehicles – sales of parts for new energy vehicles rose to 7.5% of sales in the first quarter and account for 30% of the company's backlog. As emissions continue to be an area of focus in China and elsewhere, demand for Hanon's products – which are optimised for fuel efficiency – is likely to increase. We expect the company to recover over the second half of the year, as conditions in China appear to be improving. The stock trades on an attractive valuation and we are happy to continue to hold.

2.  Portfolio Changes

We made several changes to the portfolio during the period. We sold Relo Holdings in Japan (held Feb 2016 – April 2018) and purchased Corporate Travel Management in Australia.

Relo, the one Japanese-listed stock in the portfolio, had been an excellent performer in the fund, but the yield contribution from the stock had fallen to a low level as the stock price had risen, accompanied by an increase in valuation multiples. While we thought the prospects for the company were good, we felt there were more attractive opportunities from a valuation perspective.

Corporate Travel Management (CTM) is an Australian company that provides travel management services for corporate clients in Australia, the US, Europe and Asia. In its most recent half-year results the company reported 15% growth in revenue and 32% growth in underlying EBITDA. The dividend was also increased 25%. We like the client proposition that CTM offers: reducing travel costs for its clients while making it easier to arrange and manage bookings. The founder and Managing Director owns a significant equity stake in the business. As with Relo, we expect a significant proportion of our total return as shareholders to come from continued earnings growth in the business, leading to growth in the income stream from dividends.

We sold LPN Development in Thailand (held March 2013 – April 2018) and bought Public Bank in Malaysia.

LPN Development had been a disappointing performer in recent times. The company, a Thai real estate developer centred around Bangkok, reported poor 2017 results, and had seen downgrades to 2018 earnings over a sustained period. LPN struggled with a build-up of inventory, a slower level of new project launches and a difficult market environment for condos. With doubts surrounding the company's ability to adapt its strategy to circumstances we decided there were better opportunities elsewhere, and we sold the position.

In its place, we purchased Public Bank, a pure-play Malaysian bank exposed to improving consumer confidence in the country. The bank has generated good returns on equity since 1999, following the Asian crisis. Public Bank provides a modest dividend yield, but one that has been growing at a steady rate over the last six years, which we find attractive. Expectations of faster earnings growth, with positive revisions to estimates, were also supportive of our decision to buy.

We also sold entire positions in Lenovo (held July 2013 – April 2018), PICC (held March 2015 – April 2018) and Hyundai Mobis (held December 2001 – April 2018). In their place we purchased Autohome, Noah Holdings and Baidu.

Autohome is an automotive classified advertising business which has a dominant market share in China. On average 10.1 million people used its app daily in the first quarter of 2018. Its revenue comes from adverts and from the fees it charges to dealers to list on the website.

ASIA FOCUS FUND

Baidu's search engine is dominant in China with a market share of over 75%. In the past Baidu has been guilty of unsuccessfully throwing money at new businesses without realising a positive return. As a result its cash return on investment has fallen from 30% in the 2007-2012 period to 12% in 2017. But we believe the business is a better allocator of capital today than it was in the past. Its operating system, DuerOS is being developed so it can be used on any hardware from any manufacturer. Over the next decade, as consumer electronics become more connected, Baidu's OS could become an integral part of each household in the same way its search function became an integral part of everyday life.

Noah is a wealth and asset manager targeting high network individuals. It distributes onshore and offshore products across China. As Chinese financial markets mature investors are becoming more accustomed to the idea of diversified asset allocation. So in addition to equity offerings Noah also gives investors access to fixed income, private equity and fund-of-funds products denominated in renminbi and US dollars. The recent improvement in rules around the asset management industry, which brings it closer to global standards, should serve Noah well as it already positions and operates itself as a sophisticated asset manager.

3.  Portfolio Position

The Fund's sector and country exposures follow on from stock selection and are not determined by top-down analysis. The sector distribution has the Fund overweight in Consumer Discretionary, Health Care, Information Technology and Utilities (both Thai positions in EGCO and Glow). The Fund is underweight Real Estate, Financials and Telecommunication Services. On a country basis the Fund is overweight Australia (off-benchmark), China, Thailand and Taiwan. The Fund is underweight South Korea, Hong Kong and Indonesia.

3.  Outlook

Asian markets have been weaker over the first half of 2018, but that is not unexpected given the strong run they achieved in 2016 and 2017. Earnings expectations are supportive of robust rates of growth in 2018 and 2019, and multiples are still at a reasonable level. To us, the market looks attractive.

Trade tensions have given some pause for thought, and they remain an overhang for investors. However, the response from markets has been mainly to increase the discount rate and reduce valuation multiples, rather than negatively revise earnings forecasts. In recent weeks, we have seen signs that the outlook on trade may not be as bad as feared – the improvement in relations between the US and Europe being a welcome positive development in this regard.

We believe that by positioning the majority of the portfolio in quality companies that have competitive advantages over peers, and consequently have achieved superior returns on capital on a sustained basis, we will ultimately benefit as shareholders from long-term growth in earnings. The portfolio trades at a very slim premium to the benchmark – not at all unreasonable, we believe, given the returns profile and long term growth expectations of the companies in which we are investing.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. This index is unmanaged; it is not available for investment and it does not incur expenses.

Book Value Is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2018
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	25.1%
% of Stocks in Top 10:	33.1%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Corporate Travel Management Ltd.	3.7%	KT&G Corp.	3.2%
Largan Precision Co., Ltd.	3.5%	Sino Biopharmaceutical Ltd.	3.2%
Autohome Inc.	3.4%	Novatek Microelectronics Corp.	3.2%
Baidu Inc.	3.3%	Sonic Healthcare Ltd.	3.2%
Glow Energy PCL/Foreign	3.3%	Elite Material Co., Ltd.	3.1%
Industry Breakdown (% of net assets)
Commercial Banks	14.2%	Auto - Cars/Light Trucks	3.0%
Semiconductor Component - Integrated Circuits	9.1%	Schools	3.0%
Electric - Generation	6.4%	Electronic Components - Semiconductor	3.0%
Electronic Component Miscellaneous	6.1%	Public Thoroughfares	2.9%
Travel Services	3.7%	Building Products - Cement/Aggregates	2.9%
Photo Equipment & Supplies	3.5%	Building & Construction Production - Miscellaneous	2.9%
E-Commerce/Services	3.4%	Entertainment Software	2.9%
Web Portals	3.3%	Metal Processors & Fabricators	2.8%
Tobacco	3.2%	Auto/Truck Parts & Equipment	2.8%
Pharmaceuticals	3.2%	Internet Application Software	2.8%
MRI/Medical Diagnostics Imaging	3.1%	Oil Components - Integrated	2.5%
Investment Management/Advisor Services	3.1%	Optical Supplies	2.3%
Distribution/Wholesale	3.0%	Machinery - General Industry	0.5%

SCHEDULE OF INVESTMENTS
at June 30, 2018 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 99.6%	Value
Australia: 6.8%
34,630	Corporate Travel Management Ltd.	$699,643
33,141	Sonic Healthcare Ltd.	601,623
		1,301,266
China: 41.5%
40,000	AAC Technologies Holdings Inc.	563,373
98,000	Anhui Conch Cement Co., Ltd. - H Shares	562,098
6,400	Autohome Inc.	646,400
2,600	Baidu Inc.*	631,800
610,000	China Construction Bank Corp. - H Shares	563,692
888,000	China Lesso Group Holdings Ltd.	563,659
152,000	China Merchants Bank Co., Ltd. - H Shares	560,875
640,200	China Minsheng Banking Corp. Ltd. - H Shares	457,775
220,000	Geely Automobile Holdings Ltd.	570,638
2,200	NetEase Inc. - ADR	555,874
6,000	New Oriental Education & Technology Group Inc. - ADR	567,960
11,200	Noah Holdings Ltd.*	584,080
574,000	Shenzhen Expressway Co., Ltd. - H Shares	563,348
10,500	Tencent Holdings Ltd.	527,034
		7,918,606
Hong Kong: 6.7%
380,000	Chen Hsong Holdings†	96,869
1,565,000	Li & Fung Ltd.	574,487
396,000	Sino Biopharmaceutical Ltd.	607,709
		1,279,065
Malaysia: 2.9%
97,700	Public Bank Bhd	564,989
Singapore: 3.0%
29,279	DBS Group Holdings Ltd.	571,827
South Korea: 9.0%
56,100	Hanon Systems	533,567
6,380	KT&G Corp.	612,526
13,550	Samsung Electronics Co., Ltd.	567,167
		1,713,260
Taiwan: 17.7%
48,000	Catcher Technology Co., Ltd.	536,858
227,000	Elite Material Co., Ltd.	594,145
4,500	Largan Precision Co., Ltd.	662,709
135,000	Novatek Microelectronics Corp.	608,836
2	Shin Zu Shing Co., Ltd.	6
19,000	St Shine Optical Co., Ltd.	434,984
75,000	Taiwan Semiconductor Manufacturing Co., Ltd.	532,578
		3,370,116

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.6% (Continued)	Value
Thailand: 8.9%
86,700	Electricity Generating PCL/Foreign	$586,200
219,200	Glow Energy PCL/Foreign	626,900
336,000	PTT PCL/Foreign	486,809
		1,699,909
United States: 3.1%
10,500	QUALCOMM Inc.	589,260
	Total Common Stocks (cost $13,149,123)	19,008,298
	Total Investments in Securities (cost $13,149,123): 99.6%	19,008,298
	Other Assets less Liabilities: 0.4%	69,316
	Net Assets: 100.0%	$19,077,614

*  Non-income producing security

ADR - American Depository Receipt

†  The Advisor has determined this security to be Illiquid. As of June 30, 2018, the total market value of the illiquid security represent 0.5% of net assets.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND Semi-Annual Report for the period ended June 30, 2018

1.  Performance

ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Year	5 Year	10 Year
Fund	-6.75%	6.71%	6.32%	7.12%	4.40%
Benchmark Index:
MSCI AC Pacific Ex Japan Index	-3.85%	9.90%	7.29%	7.39%	5.29%

(All performance data given in USD terms)

The Fund's gross expense ratio is 3.48% and net expense ratio is 1.12% per the Summary Prospectus dated May 14, 2018. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund's total annual operating expenses to average daily net assets to 1.10% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2019. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

The Fund underperformed in the first six months of the year, returning -6.75% versus the benchmark -3.85%. The Fund's underperformance was attributable to some technology and China-related names and a few stock-specific factors.

The underperformance came in two main periods: in January, where the Fund underperformed in a strong market environment, and April, where the Fund fell in mildly positive markets.

January saw the acceleration of the run-up in markets, following positive performance for most of 2017. While we would expect to underperform in such an environment, we would have liked the Fund to have kept up a little better. Our lack of exposure to the Chinese internet companies (principally Tencent and Alibaba) hurt our relative performance. (We don't hold the Chinese internet companies, because they typically pay little or no dividends.)

In April, our exposure to Information Technology harmed our relative performance. The Fund holds several suppliers for smartphone manufactures in the portfolio, which were affected by a combination of fears in the market: slowing Apple iPhone sales, weaker demand from Chinese manufacturers due to elevated inventory levels, and increased trade tensions between the US and Asia.

We have since seen improvement in two of these areas: iPhone weakness was not as bad as people feared and Chinese demand looks likely to pick up. Trade tensions, while they have certainly intensified, we feel are less of a concern in this area because of the impracticality of deep upheaval within the technology supply chain (component production is unlikely to relocate to the US any time soon).

Over the past five years, the tendency has been for the Fund to capture most of the gains in strongly rising markets while offering greater downside protection in weaker conditions: in 2014 and 2015, the Fund outperformed in periods of market weakness, and 2016 and 2017, the Fund captured most of the upside in a stronger market. We believe this pattern is key to producing performance growth over time: preserving prior gains when markets are weak.

We look for companies that have sustained competitive advantages over their peers which we measure using return on capital over a multi-year time horizon. We define our investment universe of around 300 companies as those that have achieved a return on capital that is persistently above the cost of capital over the past eight years. Within our universe, we seek those where the market

ASIA PACIFIC DIVIDEND BUILDER FUND

is undervaluing their future cash flows. Because the companies in the universe are both consistently profitable and typically have good opportunities to deploy capital, they are often able to reward shareholders with a dividend that grows over time.

We maintain a concentrated portfolio of 36 positions, all equally weighted. We rebalance the portfolio periodically, in order to benefit from market volatility.

Looking at individual stocks, China Lilang (+82.4%), Novatek Microelectronics (+18.0%), PTT (+9.9%), Corporate Travel Management (+9.0%) and DBS Group (+9.0%) were the best performing stocks in the portfolio. Corporate Travel Management (CTM) is an Australian company that provides travel management services for corporate clients in Australia, the US, Europe and Asia; PTT is a Thailand-based oil and gas company; and DBS Group is the parent company of DBS Bank, formerly known as The Development Bank of Singapore, a multinational banking and financial services corporation.

China Lilang was the stand-out performer over the first half of the year, returning more than 80% in USD terms. The company is a clothing retailer based in China and focussed on casual menswear in the young adult segment. Lilang's main brand LILANZ has recovered after a difficult period in 2016, with same store sales accelerating over the second half of 2017 and continuing into 2018. The company also reported very strong year-on-year sales growth in both its fall and winter trade fairs.

Novatek Microelectronics is a designer of integrated circuits used primarily in flat-screen displays in a variety of applications including TVs, tablets, smartphones and cars. The company has recently benefited from greater adoption of its chips within thin-film transistor (TFT) panels. Sales have begun to pick up and gross margins have also improved from a year ago. Novatek is projected to return to earnings growth this year.

The worst performers in the period were Yangzijiang Shipbuilding (-37.1%), St Shine Optical (-30.3%), Hanon Systems (-26.1%), Li & Fung (-23.9%) and Elite Material (-23.4%).

After returning more than 100% last year, it is not surprising that Yangzijiang would give up some of the gains this year. The stock suffered in the first half after reporting lacklustre results for the fourth quarter of 2017. Provisions on new orders resulting from foreign exchange movements and higher steel costs led to reduced gross margins. However, management reported good recent contract wins, and indicated that they will be discerning in selecting future contracts in the depressed pricing environment – something we like to hear.

After going through a pronounced cyclical downturn, conditions in the shipbuilding industry look set to improve. As older, lower-specification ships are scrapped, new orders are likely to come through. Tougher regulations to reduce emissions will also be a tailwind, accelerating the rate at which older vessels are scrapped. Yangzijiang's designs are well placed to benefit; the company has been focusing on advanced hull designs that are more fuel-efficient than those used previously. The stock is certainly one of the more volatile within our universe, and we have added to it at these lower levels to bring it back to neutral weight in the portfolio.

St Shine, which designs, manufactures, and sells contact lens and optical glasses, has also been faced with higher costs, resulting in lower gross margin levels and prompting analysts to reduce their earnings expectations for the stock. Partly lower margins are a result of higher labour costs, but partly they are a result of depreciation as the company expands its capacity. St Shine is forecast to achieve strong revenue growth in 2018 as a result of its new US direct-to-consumer customer, Hubble, an online vendor of contact lenses. The Fund did not own shares of Hubble during the reporting period. The effect will be to decrease exposure to Japan, which currently accounts for more than half of St Shine's revenues.

2.  Portfolio Changes

We made two changes to the portfolio during the first half. The first switch we made was to sell Relo Holdings in Japan (held December 2013 – April 2018) and to buy Corporate Travel Management in Australia.

Relo, the one Japanese-listed stock in the portfolio, had been an excellent performer in the Fund, but the yield contribution from the stock had fallen to a low level as the stock price had risen, accompanied by an increase in valuation multiples. While we thought the prospects for the company were good, we felt there were more attractive opportunities from an income and valuation perspective.

Corporate Travel Management (CTM), the Australian corporate travel management company, in its most recent half-year results, reported 15% growth in revenue and 32% growth in underlying EBITDA. The dividend was also increased 25%. We like the client proposition that CTM offers: reducing travel costs for its clients while making it easier to arrange and manage bookings. The founder and Managing Director owns a significant equity stake in the business. As with Relo, we expect a significant proportion

ASIA PACIFIC DIVIDEND BUILDER FUND

of our total return as shareholders to come from continued earnings growth in the business, leading to growth in the income stream from dividends.

The second switch we made was to sell LPN Development in Thailand (held March 2013 – April 2018*) and to buy Public Bank in Malaysia.

LPN Development had been a disappointing performer in recent times. The company, a Thai real estate developer centred around Bangkok, reported poor 2017 results, and had seen downgrades to 2018 earnings over a sustained period. LPN struggled with a build-up of inventory, a slower level of new project launches and a difficult market environment for condos. With doubts surrounding the company's ability to adapt its strategy to circumstances we decided there were better opportunities elsewhere, and we sold the position.

In its place, we purchased Public Bank, a pure-play Malaysian bank exposed to improving consumer confidence in the country. The bank has generated good returns on equity since 1999, following the Asian crisis. Public Bank provides a modest dividend yield, but one that has been growing at a steady rate over the last six years, which we find attractive. Expectations of faster earnings growth, with positive revisions to estimates, were also supportive of our decision to buy.

3.  Portfolio Position

The portfolio is overweight Consumer Discretionary, Real Estate, Financials, Information Technology and Health Care. It is underweight Industrials, Consumer Staples, Energy, and Telecommunication Services. The Fund has no exposure to Materials or Utilities. On a country basis it is overweight Taiwan and Thailand, and underweight South Korea and Australia. The Fund also holds two positions in US listed stocks (supplemental medical insurer Aflac and mobile technologies company Qualcomm) which derive over 50% of revenues from the Asia Pacific region.

4.  Outlook

Since hitting a high on 26th January, markets have been weaker and more volatile, but we are yet to see substantial negative revisions feeding through into corporate earnings estimates. In fact, earnings expectations remain robust, with solid growth currently forecast for 2018 and 2019. Thus, weakness is a result of multiple contraction – driven more by sentiment – rather than a direct result of deterioration in the underlying fundamentals.

Asia has looked attractive as a region both on an absolute basis and on a relative basis for some time, and the recent pullback, we think, represents a good buying opportunity. Asia trades at a 16% discount to developed markets on a price/earnings basis. This discount (based on forecast earnings) has been wider in the past, but because earnings growth has been a significant driver of the strong rise in Asian markets over the past couple of years, Asia remains attractive from a valuation point of view.

The portfolio is even more attractively valued, trading at a further 7% discount to the benchmark on forecast earnings. In aggregate, the portfolio trades on only 11.9x 2018 earnings and 10.8x 2019 earnings, implying 10% earnings growth.

As expected, given the Fund's investment process, the average return on capital of the portfolio is substantially above the market average, and from an income perspective, the net yield of the portfolio is significantly higher than both the benchmark and many other regions around the world. Furthermore, the companies in the portfolio have a good track record of growing their dividends – on average over the past five years they have grown them at more than 10% per annum. Last, balance sheets are strong, with the average net debt to equity ratio for non-financials at – 12% (i.e. net cash).

If an individual company had these metrics, we doubt it would go unnoticed by investors for long (and the portfolio, of course, has the added benefit of offering diversification across sectors and geographies).

Investors in Asia have many risks to consider (of course, they are not alone in this respect). Conflicts over trade policies seem unlikely to be resolved in the near term (we write more about this below), the path of interest rate rises in the US could accelerate, and economic data, while robust, is not quite as strong as previously. But many of these factors are short-term in nature. We believe it is the more fundamental themes of manufacturing improvements, lifestyle upgrades and developing services industries that will drive Asia's growth (and shareholder returns) over the long term.

*Trade executed with a price limit over the course of 20 trading days.

ASIA PACIFIC DIVIDEND BUILDER FUND

We believe our focus on quality companies, defined by their cash flow-based returns on capital, will continue to provide a highly desirable combination of defensiveness and growth.

Edmund Harriss

The Fund invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2018
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	17.2%
% of Stocks in Top 10:	30.4%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Largan Precision Co., Ltd.	3.3%	Ascendas Real Estate Investment Trust - REIT	3.0%
Corporate Travel Management Ltd.	3.2%	Asustek Computer Inc.	3.0%
KT&G Corp.	3.1%	Sonic Healthcare Ltd.	3.0%
CapitaMall Trust - REIT	3.0%	Luk Fook Holdings International Ltd.	2.9%
QUALCOMM Inc.	3.0%	China Mobile Ltd.	2.9%
Industry Breakdown (% of net assets)
Commercial Banks	19.1%	Retail - Consumer Electronics	2.9%
Electronic Component - Miscellaneous	10.7%	Metal Processors & Fabricators	2.9%
Semiconductor Component - Integrated Circuits	8.4%	Auto/Truck Parts & Equipment	2.8%
REITS - Shopping Centers	5.9%	Investment Management/Advisor Services	2.8%
Photo Equipment & Supplies	3.3%	Life/Health Insurance	2.8%
Travel Services	3.2%	Distribution/Wholesale	2.8%
Tobacco	3.1%	Retail - Apparel/Shoe	2.8%
Computers	3.0%	Diversified Financial Services	2.8%
REITS - Diversified	3.0%	Textile - Products	2.7%
MRI/Medical Diagnostics Imaging	3.0%	Shipbuilding	2.6%
Retail - Jewelry	2.9%	Oil Company - Integrated	2.5%
Cellular Telecommunications	2.9%	Optical Supplies	2.4%

SCHEDULE OF INVESTMENTS
at June 30, 2018 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 101.3%	Value
Australia: 11.9%
9,140	Corporate Travel Management Ltd.	$184,659
5,336	Janus Henderson Group PLC	164,433
10,057	JB Hi-Fi Ltd.	167,609
9,518	Sonic Healthcare Ltd.	172,784
		689,485
China: 21.5%
10,500	AAC Technologies Holdings Inc.	147,885
176,000	China Construction Bank Corp. - H Shares	162,639
113,000	China Lilang Ltd.	162,178
41,500	China Merchants Bank Co., Ltd. - H Shares	153,134
205,680	China Minsheng Banking Corp. Ltd. - H Shares	147,072
19,000	China Mobile Ltd.	168,795
208,000	Industrial & Commercial Bank of China Ltd. - H Shares	155,624
225,000	Yangzijiang Shipbuilding Holdings Ltd.	149,450
		1,246,777
Hong Kong: 14.1%
34,000	BOC Hong Kong Holdings Ltd.	160,128
443,000	Li & Fung Ltd.	162,619
18,500	Link REIT/The	168,951
41,000	Luk Fook Holdings International Ltd.	169,579
184,000	Pacific Textiles Holdings Ltd.	156,429
		817,706
Malaysia: 2.9%
29,100	Public Bank Bhd	168,282
Singapore: 8.8%
89,400	Ascendas Real Estate Investment Trust - REIT	173,223
115,400	CapitaMall Trust - REIT	175,323
8,164	DBS Group Holdings Ltd.	159,445
		507,991
South Korea: 6.0%
17,330	Hanon Systems	164,826
1,900	KT&G Corp.	182,414
		347,240
Taiwan: 22.4%
19,000	Asustek Computer Inc.	173,557
15,000	Catcher Technology Co., Ltd.	167,768
60,000	Elite Material Co., Ltd.	157,043
58,147	Hon Hai Precision Industry Co., Ltd.	158,677
1,300	Largan Precision Co., Ltd.	191,449
36,000	Novatek Microelectronics Corp.	162,356
6,000	St Shine Optical Co., Ltd.	137,363
21,000	Taiwan Semiconductor Manufacturing Co., Ltd.	149,122
		1,297,335

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 101.3% (Continued)	Value
Thailand: 7.9%
88,100	Delta Electronics Thailand PCL/Foreign	$155,564
101,000	PTT PCL/Foreign	146,333
62,800	Tisco Financial Group PCL/Foreign	159,227
		461,124
United States: 5.8%
3,800	Aflac Inc.	163,476
3,100	QUALCOMM Inc.	173,972
		337,448
	Total Common Stocks (cost $5,450,020)	5,873,388
	Total Investments in Securities (cost $5,450,020): 101.3%	5,873,388
	Liabilities in Excess of Other Assets: (1.3%)	(73,439)
	Net Assets: 100.0%	$5,799,949

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND Semi-Annual Report for the period ended June 30, 2018

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-2.90%	16.82%	7.57%	9.94%	4.28%
Benchmark Index:
Hang Seng Composite Index	-2.71%	15.76%	6.11%	10.14%	5.83%

The Fund's expense ratio is 1.64% per the Summary Prospectus dated May 14, 2018. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

At the end of the first half of the year the Fund fell 2.90% compared to the Hang Seng Composite Index which fell 2.71%.

Tensions over trade between the US and China continued to increase. In April the US released a list of Chinese goods, worth about $50bn, that would be hit with tariffs. Representatives from both sides met and the rhetoric seemed to calm down, with the US reversing its ban on mobile phone manufacturer ZTE sourcing US components. US Treasury Secretary Steve Mnuchin said the trade war was "on hold". However soon after the US administration confirmed it planned to introduce the tariffs in July. It is expected China will respond in kind with tariffs, for example though targeting the politically sensitive soybean industry. Following on from the trade dispute the offshore renminbi weakened 3.4% in June. However, this must be viewed in the context of renminbi strength in the first quarter meaning that as of the end of June the renminbi was 1.8% weaker against the US dollar for the year. Note that on a real effective trade weighted basis the renminbi ended June marginally stronger than it did at the beginning of the year.

MSCI began the process of including Chinese A shares in its Emerging Market Index. Initially the A shares will be capped at 2.5% of their free float adjusted market capitalization, rising to 5.0% later this year. The initial impact of this change is marginal as even at a 5% weight, China's share in the EM index will rise by less than 1%. The real impact will be in the long term when the inclusion factor will rise above 5%. For context it took South Korea six years to reach a full 100% inclusion factor, while it took Taiwan ten years to do the same. At a full inclusion factor China's share of the EM index could rise to 38%. The A shares included only account for half of China's total market capitalisation and so if the other half of the domestic market were opened up to foreign access, China's weight in the EM index could be close to 50%.

The best-performing stocks in the Fund's portfolio during the period were China Lilang (+82.39%), Sino Biopharmaceutical (+30.00%) and Haier Electronics (+26.33%). China Lilang is a clothing retailer which has seen a marked improvement in its fortunes over the past year. It reported very strong figures from its trade fairs, with a 33% increase in total order value. Sino Biopharmaceutical saw several broker upgrades following the approval of new products. The company is ramping up production of tenofovir, which is used to treat hepatitis. It also received approval for a new generic product to treat terminal lung cancer – it has the potential to become a blockbuster drug. Haier Electronics sells washing machines and water heaters, operates stores selling Haier and 3rd party branded goods and provides logistics services for online deliveries. A subsidiary, Goodaymart Logistics, is the primary logistics service provider for large home appliances merchants on Tmall.com.

The worst-performing stocks in the Fund's portfolio were were Yangzijiang (-37.06%), Netease (-26.61%) and Geely (-24.31%). Shipbuilder Yangzijiang's stock suffered in the first half after reporting lacklustre results for the fourth quarter of 2017. Provisions on new orders resulting from foreign exchange movements and higher steel costs led to reduced gross margins. However, management reported good recent contract wins, and indicated that they will be discerning in selecting future contracts in the depressed pricing environment. After going through a pronounced cyclical downturn, conditions in the shipbuilding industry look set to improve. As older, lower spec ships are scrapped, new orders are likely to come through. Tougher regulations from an

CHINA & HONG KONG FUND

environmental perspective to reduce emissions will also be a tailwind, accelerating the rate at which older vessels are scrapped. Netease develops games for mobile and PCs and is the second largest developer in China. The start to the year has been tough with revenues from a major game, Onmyoji, falling sharply. While Netease has released battle-royal style games that have done well, they have not yet become popular enough to offset weakness in more established games. Additionally the company has expanded into cross border e-commerce through Yanxuan and Kaola. Yanxuan sells unbranded versions of mass market and luxury goods while Kaola sells a range of high quality international goods. The websites of both these firms are doing well and though are loss making for now, have the potential to become very cash generative given the size of the e-commerce market in China. Geely is an automobile manufacturer specialising in sedans and SUVs. Geely was the best performer in the fund in 2016 and 2017, returning 621.2% over the two years. The automobile market in China is still growing but the growth rate has slowed down from a peak of more than 50% growth in December 2017 to just above 20% growth in June 2018. That being said Geely's retail sales are growing much faster than the industry. For the first six months of the year Geely announced it is expecting net profit to increase by around 50% and so we see the recent weakness as a great opportunity to be adding to the position.

2.  Activity

Four switches were made. In January we initiated a new position in Dali Foods which is a manufacturer of food and beverages. It has traditionally focused on breads, crisps, biscuits and teas. The company is expanding into soymilk and energy drinks which are relatively new in China. We sold the entire position in Lenovo, PICC and China Mobile. These were replaced by Autohome, Noah Holdings and Baidu. Autohome is an automotive classified advertising business which has a dominant market share in China. On average 10.1 million people used its app daily in the first quarter of 2018. Its revenue comes from adverts and from the fees it charges to dealers to list on the website. Baidu's search engine is dominant in China with a market share of over 75%. In the past Baidu has been guilty of unsuccessfully throwing money at new businesses without realising a positive return. As a result its cash return on investment has fallen from 30% in the 2007-2012 period to 12% in 2017. But we believe the business is a better allocator of capital today than it was in the past. Its operating system, DuerOS is being developed so it can be used on any hardware from any manufacturer. Over the next decade, as consumer electronics become more connected, Baidu's OS could become an integral part of each household in the same way its search function became an integral part of everyday life. Noah is a wealth and asset manager targeting high network individuals. It distributes onshore and offshore products across China. As Chinese financial markets mature investors are becoming more accustomed to the idea of diversified asset allocation. So in addition to equity offerings Noah also gives investors access to fixed income, private equity and fund-of-funds products denominated in RMB and USD. The recent improvement in rules around the asset management industry, which brings it closer to global standards, should serve Noah well as it already positions and operates itself as a sophisticated asset manager.

3.  Outlook

The coming months are likely to be dominated by concerns over a potential trade war. The US has already signaled its intent to impose tariffs on $200bn worth of imports from China with the potential for additional tariffs on another $200bn. This would mean tariffs on all of the US' imports from China with China likely to respond with its own measures. At the moment earnings growth for the region is looking very good, especially compared to other regions, and what we are seeing is a compression in the valuation multiple. We are finding more companies are beginning to look attractive from a valuation perspective. The Fund focuses on investing in quality companies which have persistently generated a cash return on investment above the cost of capital. This is reflective of a company's competitive advantage which should still exist even if tariffs are introduced. For example the smartphone supply chain is embedded in China and the broader Asian region not just because of relatively lower wages, but because of a complex logistics chain which has taken decades to develop. Component providers have well established relationships with their clients which have been built and proven over time. This cannot be simply and quickly replaced by replicating the supply chain in the US or Europe as some would argue. If further tariffs were to be introduced then some of our companies are likely to see their valuations fall even if in the medium term their competitive advantages are likely to persist. If this is the case then this would represent a good opportunity to buy these companies.

Edmund Harriss

CHINA & HONG KONG FUND

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2018
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	19.3%
% of Stocks in Top 10:	34.0%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
CNOOC Ltd.	3.8%	Autohome Inc.	3.3%
New Oriental Education & Technology Group Inc. - ADR	3.6%	Baidu Inc.	3.3%
China Lilang Ltd.	3.5%	Haier Electronics Group Co., Ltd.	3.3%
Noah Holdings Ltd.	3.4%	Weichai Power Co., Ltd. - H Shares	3.2%
China Construction Bank Corp. - H Shares	3.4%	Sino Biopharmaceutical Ltd.	3.2%
Industry Breakdown (% of net assets)
Commercial Banks	15.1%	Industrial Automation	3.1%
Building Products	6.1%	Real Estate Operations/Development	3.1%
Pharmaceuticals	5.9%	Insurance	3.0%
Electronic Component - Miscellaneous	5.8%	Internet Content - Entertainment	3.0%
Oil Company - Exploration & Production	3.8%	Public Thoroughfares	3.0%
Schools	3.6%	Food - Confectionery	3.0%
Retail - Apparel/Shoe	3.5%	Semiconductor Component - Integrated Circuit	3.0%
Investment Management/Advisor Services	3.4%	Shipbuilding	2.8%
Auto/Truck Parts & Equipment	3.3%	Casino Hotels	2.7%
Appliances	3.3%	Textile - Products	2.7%
E-Commerce/Services	3.3%	Auto - Cars/Light Trucks	2.6%
Web Portals	3.3%	Telecommunication Equipment	2.6%
Internet Application Software	3.1%	Machinery - General Industries	0.9%

SCHEDULE OF INVESTMENTS
at June 30, 2018 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.0%	Value
Appliances: 3.3%
694,000	Haier Electronics Group Co., Ltd.	$2,375,076
Auto/Truck Parts & Equipment: 3.3%
1,715,480	Weichai Power Co., Ltd. - H Shares	2,365,848
Auto — Cars/Light Trucks: 2.6%
741,000	Geely Automobile Holdings Ltd.	1,922,014
Building Products: 6.1%
384,000	Anhui Conch Cement Co., Ltd. - H Shares	2,202,508
3,569,000	China Lesso Group Holdings Ltd.	2,265,425
		4,467,933
Casino Hotels: 2.7%
257,000	Galaxy Entertainment Group Ltd.	1,990,001
Commercial Banks: 15.1%
455,000	BOC Hong Kong Holdings Ltd.	2,142,889
2,661,670	China Construction Bank Corp. - H Shares	2,459,609
585,500	China Merchants Bank Co., Ltd. - H Shares	2,160,475
2,971,200	China Minsheng Banking Corp., Ltd.	2,124,558
2,827,330	Industrial & Commercial Bank of China Ltd. - H Shares	2,115,380
		11,002,911
E-Commerce/Services: 3.3%
24,000	Autohome Inc.	2,424,000
Electronic Component — Miscellaneous: 5.8%
154,500	AAC Technologies Holdings Inc.	2,176,029
10,000,000	Tongda Group Holdings Ltd.	2,026,614
		4,202,643
Food-Confectionery: 3.0%
2,812,000	Dali Foods Group Co., Ltd.	2,168,426
Industrial Automation: 3.1%
103,400	Hollysys Automation Technologies Ltd.	2,289,276
Insurance: 3.0%
238,000	Ping An Insurance Group Company of China Ltd. - H Shares	2,190,221
Internet Application Software: 3.1%
44,600	Tencent Holdings Ltd.	2,238,641
Internet Content — Entertainment: 3.0%
8,575	NetEase Inc. - ADR	2,166,645
Machinery — General Industries: 0.9%
2,430,000	Chen Hsong Holdings†	619,455

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.0% (Continued)	Value
Investment Management/Advisor Services: 3.4%
48,100	Noah Holdings Ltd.*	$2,508,415
Oil Company — Exploration & Production: 3.8%
1,620,000	CNOOC Ltd.	2,795,809
Pharmaceuticals: 5.9%
992,000	China Medical System Holdings	1,982,584
1,527,000	Sino Biopharmaceutical Ltd.	2,343,362
		4,325,946
Public Thoroughfares: 3.0%
2,200,000	Shenzhen Expressway Co., Ltd. - H Shares	2,159,172
Real Estate Operations/Development: 3.1%
682,000	China Overseas Land & Investments Ltd.	2,247,081
Retail — Apparel/Shoe: 3.5%
1,790,000	China Lilang Ltd.	2,569,007
Schools: 3.6%
27,900	New Oriental Education & Technology Group Inc. - ADR	2,641,014
Semiconductor Component — Integrated Circut: 3.0%
38,600	QUALCOMM Inc.	2,166,232
Shipbuilding: 2.8%
3,115,700	Yangzijiang Shipbuilding Holdings Ltd.	2,069,511
Telecommunication Equipment: 2.6%
166,600	VTech Holdings Ltd.	1,922,814
Textile-Products: 2.7%
2,268,000	Pacific Textiles Holdings Ltd.	1,928,158
Web Portals: 3.3%
9,800	Baidu Inc.*	2,381,400
	Total Common Stocks (cost $51,660,482)	72,137,649
	Total Investments in Securities (cost $51,660,482): 99.0%	72,137,649
	Other Assets less Liabilities: 1.0%	711,718
	Net Assets: 100.0%	$72,849,367

ADR - American Depository Receipt

†  The Advisor has determined this security to be Illiquid. As of June 30, 2018, the total market value of the illiquid security represent 0.9% of net assets.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON DIVIDEND BUILDER FUND Semi-Annual Report for the period ended June 30, 2018

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (March 30, 2012)
Fund	-0.22%	7.78%	7.63%	8.48%	9.69%
Benchmark Index:
MSCI World Index	0.74%	11.71%	9.12%	10.58%	10.60%

The Fund's gross expense ratio is 2.06% and net expense ratio is 0.68% per the Summary Prospectus dated May 14, 2018. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to reimburse expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.68% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2019. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

Over the period (January 1, 2018 to June 30, 2018) the Fund was down -0.22%, versus the MSCI World Index which was up +0.74%. The Fund therefore underperformed the Index by 0.96% over the first half of 2018.

Global equity markets had an eventful start to 2018. The turn of the year saw equity markets surge ever higher on optimism over the strength of the world economy, big US tax cuts, and upbeat corporate earnings releases. Global growth forecasts for 2018 and 2019 were both raised, and the MSCI World Index enjoyed its best January since 1994. This was, however, followed by the largest ever one-day spike in the CBOE Volatility (VIX) Index; the first 10% market correction since early 2016; and a subsequent 8% rebound.

February's sell-off was triggered not by weaker economic data but by an acceleration in wage growth in the US. Average hourly earnings increased 2.5% year-on-year in December 2017 after a similarly strong November number; data released in early February 2018 confirmed an unexpected further pick-up in wage growth during January (2.9%). The updates strengthened the prospect of more aggressive rate hikes and prompted investors to consider the implications for bond markets; 10-year U.S. treasury yields rose to a high of 2.95% in February, raising speculation that the long-term downward trend in yields had been broken.

This was all before March, a month in which the year's early optimism faced increasingly strong headwinds from rising inflationary pressures, Federal Reserve (FED) rate hikes, and protectionist threats. As many anticipated, the FED did indeed raise rates by 25 basis points, to a range of 1.5% to 1.75%. It did not, however, alter its overall rate projection of three hikes for 2018. The announcement quelled some concerns, though just as it appeared that calm had returned to markets, global equities were rocked once again by fears of a global trade war.

The US administration initially announced tariffs on steel and aluminum imports, followed by a 25% tariff on $60 billion worth of Chinese imports. The Chinese, in response, announced increased tariffs on $3 billion worth of US imports.

In the first quarter of 2018, the Fund was up +1.00% (in USD), and the MSCI World Index was down -1.19%.

In the second quarter, "trade wars" continued to dominate headlines. President Trump's decision to impose tariffs on US$60bn of Chinese imports was followed by new signals that it would target an additional US$200bn in goods if China retaliated. Emerging markets felt most of the brunt of the trade war rhetoric, and this was not helped as the US Dollar continued to rally.

In Europe, political issues have been prominent. There were concerns that Italy could need fresh elections following the inconclusive outcome of the March vote. Markets feared that this would turn into an effective referendum on Italy's membership

DIVIDEND BUILDER FUND

in the EU. However, a governing coalition was eventually formed between populist parties, the League and the Five Star Movement. Spain also saw a change of government, although this was largely greeted with calm by markets. Late in the quarter, German Chancellor Angela Merkel clashed with sister party, the CSU, over immigration policy. The European Union meeting at the end of June struggled to find an agreement re immigration, and there are also decisions still to be made regarding retaliatory tariffs against the US. These tensions provide a tense backdrop to markets.

In the second quarter of 2018, the Fund was down -1.21% (in USD), and the MSCI World Index was up +1.96%.

2.  Activity

In the first half of the year we made one change to the companies held in the portfolio. We sold our position in General Dynamics Corporation (GD), and bought a new position in Taiwan Semiconductor Manufacturing Company (TSMC).

The Technology sector has been the strongest over the first half of the year, despite coming under more recent pressure amid concerns of valuations and regulation, and suggestions that the sector is "over-owned". Our underweight position here did not help the portfolio though we maintain a valuation discipline and look to avoid chasing the crowd into momentum stocks when markets are bullish. Our lack of Energy stocks also did not fare well as the sector has benefitted from rising oil prices amid concerns over global supply. The Fund did benefit from being underweight Financials and from having no holdings in Materials, Real Estate and Utilities.

3.  Portfolio Position

Price Earnings Ratios (PERs) 6/30/2018	2018e
Fund	15.7
MSCI World Index	15.8
Fund premium/(discount)	-0.6%

The portfolio on 30 June, by our calculations, had a PER of 15.7x (2018 expected earnings) versus the MSCI World Index at 15.8x (2018). This means the Fund traded on a discount (of 0.6%) compared to the broad market.

The table below shows the sector allocation of the Fund at the end of the period. The largest weighting is to the consumer staples sector at 26.5%. The Fund continues to have a zero weighting to utilities, materials, and real estate.

Sector Allocation at	6/30/2018
Consumer Discretionary	8.9%
Consumer Staples	26.5%
Energy	2.9%
Financials	13.4%
Health Care	16.2%
Industrials	15.8%
Information Technology	10.8%
Materials	0.0%
Real Estate	0.0%
Telecommunication Services	2.6%
Utilities	0.0%
Cash	2.9%
Total	100.0%

DIVIDEND BUILDER FUND

4.  Dividend

The Fund paid a dividend of $0.10 per share for the quarter ended March 31, 2018 and $0.12 per share for the quarter ended June 30, 2018.

5.  Outlook

With an increasing influence of geopolitics on market returns and volatility, we believe that our approach to finding quality companies at attractive valuations is more important than ever. The Guinness Atkinson Dividend Builder Fund currently trades at an attractive valuation to the MSCI World Index on both a price-to-earnings and free-cash-flow-yield basis. We believe this provides good value to our investors and puts us in good stead in our search for long-term capital growth and a steady, growing income stream.

We see time and again that companies who have demonstrated their ability to earn significantly above cost of capital returns on investment for long periods are well placed to weather whatever economic environments they find themselves in. This ability to generate economic profits also allows these companies to continue to grow, albeit at potentially more moderate rates. This is usually well rewarded when market sentiment turns, and investors begin to monitor cash flows and earnings results more closely than they might have when markets were rallying. We would argue that in today's world this type of approach of focusing on value, business quality, and dividends, remains a sensible way to invest in equities.

Matthew Page	Ian Mortimer	July 2018

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged, not available for investment and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Earnings growth is not a measure of the Fund's future performance.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2018
GUINNESS ATKINSON DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	3.7%
% of Stocks in Top 10:	33.3%
Fund Managers:
Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
NEX Group PLC	4.5%	Deutsche Boerse AG	3.2%
Microsoft Corp.	3.6%	ANTA Sports Products Ltd.	3.2%
VF Corp.	3.5%	Royal Dutch Shell PLC - Class A	2.9%
CME Group Inc.	3.3%	Arthur J Gallagher & Co.	2.9%
Cisco Systems Inc.	3.3%	Aflac Inc.	2.9%

Industry Breakdown (% of net assets)

Pharmaceuticals	12.4%	Power Conversion/Supply Equipment	2.8%
Tobacco	7.2%	Aerospace/Defense	2.8%
Finance - Other Services	6.6%	MRI/Medical Diagnostics Imaging	2.8%
Cosmetics & Toiletries	5.2%	Food - Miscellaneous/Diversified	2.7%
Diversified Manufactured Operations	4.9%	Semiconductor Component - Integrated Circuits	2.7%
Finance - Investment Banker/Broker	4.5%	Aerospace/Defense - Equipment	2.6%
Applications Software	3.6%	Enterprise Software/Service	2.6%
Apparel Manufacturers	3.5%	Advertising Agencies	2.6%
Networking Products	3.3%	Feminine Health Care Products	2.6%
Retail - Apparel/Shoe	3.2%	Human Resources	2.5%
Oil Company - Integrated	3.0%	Soap & Cleaning Preparation	2.5%
Insurance Brokers	2.9%	Retail - Discount	2.3%
Life/Health Insurance	2.9%	Cellular Telecommunication	2.0%

SCHEDULE OF INVESTMENTS
at June 30, 2018 (Unaudited)

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 96.7%	Value
Australia: 2.8%
14,323	Sonic Healthcare Ltd.	$260,011
China: 5.8%
57,000	ANTA Sports Products Ltd.	301,870
25,000	Hengan International Group Co.	240,581
		542,451
Denmark: 2.8%
5,650	Novo Nordisk A/S	262,134
France: 5.5%
3,480	Danone SA	255,500
3,190	Schneider Electric SE	266,060
		521,560
Germany: 3.2%
2,280	Deutsche Boerse AG	303,934
Japan: 2.5%
8,300	Japan Tobacco Inc.	232,024
Netherlands: 5.5%
4,030	Randstad Holding NV	237,288
7,960	Royal Dutch Shell PLC - Class A	276,733
		514,021
South Africa: 2.0%
21,080	Vodacom Group Ltd.	188,694
Switzerland: 2.0%
850	Roche Holding AG	189,304
United Kingdom: 22.3%
30,740	BAE Systems PLC	262,401
3,740	British American Tobacco PLC	189,044
6,840	Imperial Tobacco Group PLC	254,745
30,932	NEX Group PLC	419,656
2,870	Reckitt Benckiser Group PLC	236,314
35,000	Taiwan Semiconductor Manufacturing Co., Ltd.	248,536
4,390	Unilever PLC	242,872
15,300	WPP PLC	240,893
		2,094,461

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.7% (Continued)	Value
United States: 42.3%
2,720	AbbVie Inc.	$252,008
6,240	Aflac Inc.	268,445
4,220	Arthur J Gallagher & Co.	275,481
6,810	CA Inc.	242,776
7,160	Cisco Systems Inc.	308,095
1,900	CME Group Inc.	311,448
3,350	Eaton Corp. PLC	250,379
1,530	Illinois Tool Works Inc.	211,966
1,890	Johnson & Johnson	229,333
3,810	Merck & Co., Inc.	231,267
3,470	Microsoft Corp.	342,177
3,190	Procter & Gamble Co/The	249,011
1,970	United Technologies Corp.	246,309
4,080	VF Corp.	332,602
2,570	Wal-Mart Stores Inc.	220,121
		3,971,418
	Total Common Stocks (cost $7,268,524)	9,080,012
	Total Investments in Securities (cost $7,268,524): 96.7%	9,080,012
	Other Assets less Liabilities: 3.3%	310,648
	Net Assets: 100.0%	$9,390,660

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND Semi-Annual Report for the period ended June 30, 2018

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	11.27%	29.83%	1.94%	-0.05%	-2.67%
Benchmark Index:
MSCI World Energy Index	7.07%	25.03%	5.76%	2.93%	0.03%

The Fund's gross expense ratio is 1.62% and net expense ratio is 1.45% per the Summary Prospectus dated May 14, 2018. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to reimburse expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2019. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Energy Fund in the first six months of 2018, produced a total return of 11.3%. This compares to the price return of the MSCI World Energy Index of 7.1%. The Fund was also ahead the broad US market which was up over the period, as exemplified by the S&P 500 Index's total return of 2.7%.

2.  Activity

In May we sold our position in Hess Corporation and switched to a holding in Anadarko. Hess is a US listed exploration and production company with, today, focus on US unconventional oil production in the Bakken (North Dakota), and international oil developments offshore Guyana. The company has enjoyed strong share price performance over the last twelve months, thanks to a string of exploration discoveries in Guyanese waters, and high operational leverage to the rising oil price. However, we felt these factors became fully priced into the stock, prompting our decision to sell.

Anadarko is also a large diversified exploration and production (E&P) company but one with a more attractive asset mix than Hess. In particular, the company has substantial exposure to the Delaware Basin in Texas, as well as midstream, Gulf of Mexico and East African interests. We believe that Anadarko can deliver handsome capital efficient production growth over the next 3-4 years, which should drive the stock to outperform.

3.  Portfolio Position

The Brent spot oil price, a key driver of earnings and sentiment in the sector, rose from around $67/bl to $79/bl, whilst longer dated oil prices also increased, with the Brent five year forward oil price up from $57/bl to $63/bl.

OPEC reduced oil production by 1.2m b/day at the start of 2017, and that quota cut was held consistently through the first half of 2018, helping to tighten the market. OPEC's supply discipline was compounded by a collapse in Venezuelan production, where chronic underinvestment and poor reservoir management led to a fall of around 0.5m b/day from the start of the year. Iranian supply held up over the period, but sentiment towards prices was impacted by President Trump's decision in May to re-introduce oil export sanctions later in the year. The US shale oil system has grown at an annualized rate of around 1.2m b/day, but infrastructure constraints are now emerging. Meanwhile, global oil demand has been strong, with growth of 1.5m b/day now expected for 2018. Against this backdrop, OPEC signaled in June their intention to raise production in the second half of 2018, to try to avoid extreme market tightness.

By contrast, we saw weakness in US natural gas, the price falling over the first half of the year from $3.54/mcf to $2.97/mcf. The gas market was in undersupply for much of the period, but the prospect of a continued surge of associated gas growth (a by-product of shale oil) depressed the price.

GLOBAL ENERGY FUND

Within the portfolio, the strongest performers were generally oil focused producers with exposure to US shale oil outside the Permian basin, where local refining & infrastructure issues held back local oil prices. Oasis (+54%), Hess (+42%) and Conocophillips (+28%) were particularly strong. International, Brent oil exposed producers (Equinor +26%; CNOOC +22%) also fared well.

European integrated oil and gas companies (ENI +14%; Total +13%; BP +11%) demonstrated the fruits of their focus on capital discipline, with impressively high cashflows, whilst away from the upstream, the widening of the Brent-WTI spread during much of the first half of the year was a benefit for US refiners (Valero +22%).

The weaker performers in the portfolio were generally to be found in the energy service and solar sectors. Large cap diversified service companies (Halliburton -7%; Schlumberger +1%) suffered from their exposure to US onshore operations, where fears of a renewed surplus of service capacity produced share price weakness. In the solar sector, a drop in Chinese subsidies for almost all solar products being installed in the country created fears of a drop in demand (Sunpower -9%; JA Solar -9%).

The sector and geographic weightings of the portfolio at June 30, 2018 and December 31, 2017 were as follows:

Sector Breakdown
	June 30, 2018	Dec. 31, 2017
Integrated Oil & Gas	42.3	41.9
Oil & Gas Exploration & Production	38.1	37.8
Oil & Gas Drilling	1.9	1.8
Oil & Gas Equipment & Services	8.9	9.3
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	3.4	3.5
Oil & Gas Storage & Transportation	4.0	3.4
Solar	1.7	2.1
Cash	-0.3	0.2
Total	100	100
Geographic Breakdown
	June 30, 2018	Dec. 31, 2017
US	52.2	51.4
Canada	11.0	10.4
UK	8.2	9.2
Latin America, Hong Kong & Russia	10.6	10.6
Europe	17.7	17.5
Australia	0.6	0.7
Cash	-0.3	0.2
Total	100	100

4.  Market Background & Outlook

In the face of a much tighter oil market than expected at the start of 2018, OPEC have started unwinding their recent quota cuts. This was always promised, but previously signalled for 2019. We view an increase in OPEC production as logical, and we see it in the interests of energy investors, who we think are best served by a flattening of the oil curve: near-term oil prices stabilizing to ensure that there is no oil shock to the world economy, whilst longer dated oil prices firm up, in recognition of the supply challenges caused by chronic underinvestment in non-OPEC outside the US.

GLOBAL ENERGY FUND

Consistent with OPEC's longer term plan, we believe that long run oil prices will return to a $60-70/bl range. This is a price which is sufficient for world oil demand and US shale oil to grow while also providing acceptable economics for OPEC countries and sufficient profitability for investment in new oil projects around the world. This would be a 'reasonable' oil price level for all constituents of the global oil market, economic and political.

Today, assuming operating and capital costs are held constant, we calculate that our portfolio of energy equities currently offers fair value assuming a long term Brent oil price in the mid to high $50s (i.e. about $5 or so below where long dated Brent oil prices currently are). Looking out two years, while we see downside risk of about 10% if energy equities were to factor in $50/bl long-term and we see around 30% upside at a $60 /bl and more like 60% upside at a $70/bl oil price.

While forecasting oil prices is inherently difficult, we are comfortable that we are seeing positive results from energy companies' recent efforts to control operating and capital costs in order to improve profitability. Our preferred method for monitoring longer term profitability is Return on Capital Employed (ROCE) while we use Free Cash Flow Return on Capital Employed (FCF Return) as our preferred measure of near term profitability movements.

ROCE is recovering from a low of 2% in 2016 to around 5% in 2018. The long run average for our portfolio is around 11% and we see good reason to believe that profitability will return to around the long run average level, just as it did after 1998 when oil prices last hit a bottom. It takes time for ROCE to improve but we have increasing confidence that this will happen. FCF return, which often acts as a leading indicator of ROCE, has rebounded sharply and is now at above average levels (based on $55/bl crude oil prices).

The stock market has historically valued energy companies based on their sustainable levels of profitability whether it is delivered by self-help improvements or via increases in the long term oil price. Current energy equity valuations implies that the ROCE of our companies will not improve from the current level. If ROCE improves to 11% and the market were to pay for it sustainably, it would imply an increase in the equity valuation of around 35%.

Ultimately, we see rising profitability for the Guinness Atkinson Global Energy Fund stemming from a combination of higher long dated oil prices and sustained capital discipline. After a long period of underperformance relative to the broad equity market, we see energy equities continuing to play catch-up.

Will Riley	July 4, 2018

Jonathan Waghorn	Tim Guinness

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and are not available for investment, and do not incur expenses.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

GLOBAL ENERGY FUND

Price to Book Ratio (P/B Ratio) a ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2018
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	39
Portfolio Turnover:	12.6%
% of Stocks in Top 10:	37.0%
Fund Managers:
Timothy W. N. Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)
Enbridge Inc.	4.0%	Noble Energy Inc.	3.6%
Canadian Natural Resources Ltd.	3.9%	Newfield Exploration Co.	3.6%
Apache Corp.	3.8%	ENI SpA	3.6%
Devon Energy Corp.	3.7%	Royal Dutch Shell PLC - Class A	3.6%
Anadarko Petroleum Corp.	3.6%	Suncor Energy, Inc.	3.6%
Industry Breakdown (% of net assets)
Oil & Gas - Exploration & Production	42.8%	Energy - Alternate Sources	1.7%
Oil & Gas - Integrated	38.8%	Oil & Gas - Drilling	0.4%
Oil & Gas - Field Services	8.7%	Financials - Investment Companies	0.3%
Oil & Gas - Pipelines and Transportation	4.0%	Machinery - General Industries	0.1%
Oil Refining & Marketing	3.3%

SCHEDULE OF INVESTMENTS
at June 30, 2018 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 100.1%	Value
Energy — Alternate Sources: 1.7%
51,302	JA Solar Holdings Co., Ltd. - ADR*	$349,367
25,300	SunPower Corp.*	194,051
		543,418
Financials — Investment Companies: 0.3%
10,000,000	Reabold Resources PLC*†	89,083
Machinery — General Industries: 0.1%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares*	30,549
Oil & Gas — Drilling: 0.4%
4,183,812	Cluff Natural Resources PLC*†	115,953
Oil & Gas — Exploration & Production: 42.8%
15,750	Anadarko Petroleum Corp.	1,153,687
25,509	Apache Corp.	1,192,546
33,900	Canadian Natural Resources Ltd.	1,223,561
653,000	CNOOC Ltd.	1,126,953
16,200	ConocoPhillips	1,127,844
26,300	Devon Energy Corp.	1,156,148
488,710	EnQuest PLC*	228,321
373,880	JKX Oil & Gas PLC*†	145,561
37,786	Newfield Exploration Co.*	1,143,027
32,670	Noble Energy Inc.	1,152,598
44,900	Oasis Petroleum Inc.*	582,353
13,000	Occidental Petroleum Corp.	1,087,840
46,199	Ophir Energy PLC*	30,790
43,900	QEP Resources Inc.*	538,214
1,140,000	Sino Gas & Energy Holdings Ltd.*	189,823
249,550	SOCO International PLC	317,488
165,540	Tullow Oil PlC*	535,256
23,997	Unit Corp.*	613,363
		13,545,373
Oil & Gas — Field Services: 8.7%
23,800	Halliburton Co.	1,072,428
73,880	Helix Energy Solutions Group, Inc.*	615,420
16,200	Schlumberger Ltd.	1,085,886
		2,773,734

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.1% (Continued)	Value
Oil & Gas — Integrated: 38.8%
146,260	BP PLC	$1,116,274
8,900	Chevron Corp.	1,125,227
61,520	ENI SpA	1,142,736
41,970	Equinor ASA	1,115,167
253,630	Gazprom OAO - ADR	1,116,226
33,701	Imperial Oil Ltd.	1,120,248
19,058	OMV AG	1,080,971
1,409,000	PetroChina Co., Ltd. - H Shares	1,072,159
32,640	Royal Dutch Shell PLC - Class A	1,134,744
27,776	Suncor Energy, Inc.	1,130,351
18,410	Total SA	1,122,474
		12,276,577
Oil & Gas — Pipelines and Transportation: 4.0%
35,100	Enbridge Inc.	1,252,719
Oil Refining & Marketing: 3.3%
9,569	Valero Energy, Corp.	1,060,532
	Total Common Stocks (cost $32,433,562)	31,687,938
	Total Investments in Securities (cost $32,433,562): 100.1%	31,687,938
	Liabilities in Excess of Other Assets: (0.1%)	(23,196)
	Net Assets: 100.0%	$31,664,742

*  Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

†  The Advisor has determined these securities to be Illiquid. As of June 30, 2018, the total market value of these illiquid securities represent 1.1% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND Semi-Annual Report for the period ended June 30, 2018

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund
Investor Class	0.24%	15.84%	12.86%	14.90%	11.34%
Institutional Class	0.35%	16.13%	13.10%	15.06%	11.41%
Benchmark Indices:
MSCI World Index	0.74%	11.71%	9.12%	10.58%	6.90%
NASDAQ Composite Index	9.38%	23.64%	16.04%	18.61%	13.96%

The Fund's gross and net expense ratios for Investor Class shares are 1.33% and 1.24%, respectively, and for Institutional Class shares, 1.17% and 0.99%, respectively, per the Summary Prospectus dated May 14, 2018. For the Fund's current six-month expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to reimburse expenses so that the Fund's ratio of expenses to average daily net assets of Investor Class shares and Institutional Class shares will not exceed 1.24% and 0.99%, respectively (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions, and extraordinary expenses) through June 30, 2019 To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

Over the period (January 1, 2018 to June 30, 2018) the Fund was up 0.24%, versus the MSCI World Index, which was up 0.74%, and the Nasdaq Composite Index, which was up 9.38%. The Fund therefore underperformed the MSCI World Index by 0.50% and underperformed the Nasdaq Composite Index by 9.14% over the first half of 2018.

Global equity markets had an eventful start to 2018. The turn of the year saw equity markets surge ever higher on optimism over the strength of the world economy, big US tax cuts, and upbeat corporate earnings releases. Global growth forecasts for 2018 and 2019 were both raised, and the MSCI World Index enjoyed its best January since 1994. This was, however, followed by the largest ever one-day spike in the CBOE Volatility (VIX) Index; the first 10% market correction since early 2016; and a subsequent 8% rebound.

February's sell-off was triggered not by weaker economic data but by an acceleration in wage growth in the US. Average hourly earnings increased 2.5% year-on-year in December 2017 after a similarly strong November number; data released in early February 2018 confirmed an unexpected further pick-up in wage growth during January (2.9%). The updates strengthened the prospect of more aggressive rate hikes and prompted investors to consider the implications for bond markets; 10-year U.S. treasury yields rose to a high of 2.95% in February, raising speculation that the long-term downward trend in yields had been broken.

This was all before March, a month in which the year's early optimism faced increasingly strong headwinds from rising inflationary pressures, Federal Reserve (FED) rate hikes, and protectionist threats. As many anticipated, the FED did indeed raise rates by 25 basis points, to a range of 1.5% to 1.75%. It did not, however, alter its overall rate projection of three hikes for 2018. The announcement quelled some concerns, though just as it appeared that calm had returned to markets, global equities were rocked once again by fears of a global trade war.

GLOBAL INNOVATORS FUND

The US administration initially announced tariffs on steel and aluminum imports, followed by a 25% tariff on $60 billion worth of Chinese imports. The Chinese, in response, announced increased tariffs on $3 billion worth of US imports.

In the first quarter of 2018, the Fund was up 1.07% (in USD), the MSCI World Index was down -1.13%, and the Nasdaq Composite Index was up 2.59%.

In the second quarter "trade wars" continued to dominate headlines. President Trump's decision to impose tariffs on US$60bn of Chinese imports was followed by new signals that it would target an additional US$200bn in goods if China retaliated. Emerging markets felt most of the brunt of the trade war rhetoric, and this was not helped as the US Dollar continued to rally.

In Europe, political issues have been prominent. There were concerns that Italy could need fresh elections following the inconclusive outcome of the March vote. Markets feared that this would turn into an effective referendum on Italy's membership in the EU. However, a governing coalition was eventually formed between populist parties, the League and the Five Star Movement. Spain also saw a change of government, although this was largely greeted with calm by markets. Late in the quarter, German Chancellor Angela Merkel clashed with sister party, the CSU, over immigration policy. The European Union meeting at the end of June struggled to find an agreement re immigration, and there are also decisions still to be made regarding retaliatory tariffs against the US. These tensions provide a tense backdrop to markets.

In the second quarter of 2018, the Fund was down -0.81% (in USD), the MSCI World Index was up 1.90%, and the Nasdaq Composite Index was up 6.61%.

2.  Activity

In the first half of the year, we made three changes to the companies held in the portfolio. We sold our positions in Intel, Verifone and WisdomTree and bought new positions in KLA Tencor, LAM Research and Baidu.

The Technology sector has been the strongest over the first half of the year, despite coming under more recent pressure amid concerns of valuations and regulation, and suggestions that the sector is "over-owned". Our overweight position here helped the portfolio though we maintain a valuation discipline and look to avoid chasing the crowd into momentum stocks when markets are bullish. Our lack of Energy stocks did not fare well as the sector has benefitted from rising oil prices amid concerns over global supply. Having no positions within Telecoms, Consumer Staples, Materials and Real Estate benefitted the portfolio.

3.  Portfolio Position

Price Earnings Ratio (PERs) 6/30/2018	2018e
Fund	16.8
MSCI World Index	15.8
Fund premium/(discount)	6.3%

The portfolio on June 30th, by our calculations, had a PER of 16.8x (2018 expected earnings) versus the MSCI World Index at 15.8x (2018). This means the Fund traded on a small premium (of 6.3%) compared to the broad market.

The table below shows the sector allocation of the Fund at the end of the period. The largest weighting is to the information technology sector at 51.5%. This broad allocation can be split into software and services (22.5% of the portfolio at June 30, 2018),

GLOBAL INNOVATORS FUND

technology hardware and equipment (13%), and semiconductors (16%) – which highlights that the Fund is not overly focused in one single part of the market. We continue to own no consumer staples, materials, telecoms, real estate or utilities companies.

Asset Allocation as %NAV	Current 6/30/2018
Consumer Discretionary	15.8%
Consumer Staples	0%
Energy	0%
Financials	3.2%
Health Care	6.4%
Industrials	19.5%
Information Technology	51.5%
Materials	0%
Telecommunication Services	0%
Utilities	0%
Real Estate	0%
Cash	3.6%
Total	100.0%

4.  Outlook

We continue to apply a value-discipline when looking for growth companies, whereby we look for a margin of safety in the valuation of the company so that if expected growth is not as strong as we would like, or the company suffers for a reason we could not necessarily foresee, then this can act as a buffer to the price paid. Typically, we look for companies that are trading on earnings multiples either (i) lower than the average multiple the company has traded on over the previous 10 years, (ii) lower than their peer group, or (iii) lower than the broad market. And despite the Fund's good performance in the first half of the year, the PE ratio still trades at only a small premium to the MSCI World Index. This approach has served us very well in the past and we believe over the long term, this way of investing provides the best way of outperforming the market without taking undue risks.

Overall, we continue to try and focus on companies that have the ability to generate decent returns on capital throughout a business cycle – quality, innovative companies that provide robust cash flows. We also remain on the lookout for companies that can grow revenues and market share in the medium term through innovative business practices and new products.

Matthew Page	Ian Mortimer	July 2018

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the 'prism' of innovation to highlight those we think might be winners in the future – and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies can outperform in the future and that a value discipline to stock selection will add meaningfully to that performance.

GLOBAL INNOVATORS FUND

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and are not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2018
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	10.2%
% of Stocks in Top 10:	37.3%
Fund Managers:
Matthew Page
Dr. Ian Mortimer
Top 10 Holdings (% of net assets)
NIKE Inc.	4.3%	Cognizant Technology Solutions Corp. - A Shares	3.7%
Paypal Holdings, Inc.	3.9%	New Oriental Education & Technology Group Inc. - ADR	3.6%
Cisco Systems Inc.	3.8%	Facebook Inc.	3.5%
ANTA Sports Products Ltd.	3.8%	Alphabet Inc. - A Shares	3.5%
Shire PLC	3.7%	The Boeing Co.	3.5%
Industry Breakdown (% of net assets)
Diversified Manufacturing Operations	9.5%	Internet Content	3.5%
Electronic Components - Semiconductor	9.5%	Machinery	3.4%
Semiconductor	8.5%	Metal Processors & Fabricators	3.3%
Web Portals	6.9%	Enterprise Software/Services	3.2%
Athletic Footwear	4.3%	Power Conversion/Supply Equipment	3.1%
Commercial Services	3.9%	Finance - Other Services	3.1%
Networking Products	3.8%	Application Software	3.0%
Retail - Apparel	3.8%	Rubber - Tires	2.8%
Computers	3.7%	Cable/Satellite TV	2.8%
Pharmaceuticals	3.7%	Industrial Automation/Robot	2.4%
Schools	3.6%	Electronic Components - Miscelanous	2.2%
Aerospace/Defense	3.5%

SCHEDULE OF INVESTMENTS
at June 30, 2018 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 97.5%	Value
Aerospace/Defense: 3.5%
23,940	The Boeing Co.	$8,032,109
Application Software: 3.0%
72,050	Check Point Software Technologies Ltd.*	7,037,844
Athletic Footwear: 4.3%
124,500	NIKE Inc.	9,920,160
Cable/Satellite TV: 2.8%
196,070	Comcast Corp. - Class A	6,433,057
Commercial Services: 3.9%
107,750	Paypal Holdings, Inc.*	8,972,342
Computers: 3.7%
107,780	Cognizant Technology Solutions Corp. - A Shares	8,513,542
Diversified Manufacturing Operations: 9.5%
79,720	Danaher Corp.	7,866,770
92,450	Eaton Corp. PLC	6,909,713
55,370	Siemens AG	7,320,932
		22,097,415
Electronic Components — Miscelanous: 2.2%
361,000	AAC Technologies Holdings Inc.	5,084,442
Electronic Components — Semiconductor: 9.5%
262,000	Infineon Technologies AG	6,679,189
32,385	NVIDIA Corp.	7,672,006
7,240	Samsung Electronics Co., Ltd. - GDR	7,565,800
		21,916,995
Enterprise Software/Services: 3.2%
64,020	SAP SE	7,397,759
Finance — Other Services: 3.1%
98,650	Intercontinental Exchange, Inc.	7,255,708
Industrial Automation/Robot: 2.4%
27,800	FANUC Corp.	5,525,349
Internet Content: 3.5%
42,290	Facebook Inc.*	8,217,793
Machinery: 3.4%
28,190	Roper Industries, Inc.	7,777,903
Metal Processors & Fabricators: 3.3%
684,000	Catcher Technology Co., Ltd.	7,650,229

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.5% (Continued)	Value
Networking Products: 3.8%
206,985	Cisco Systems Inc.	$8,906,565
Pharmaceuticals: 3.7%
151,380	Shire PLC	8,520,786
Power Conversion/Supply Equipment: 3.1%
87,900	Schneider Electric SE	7,331,240
Retail — Apparel: 3.8%
1,680,000	ANTA Sports Products Ltd.	8,897,216
Rubber — Tires: 2.8%
28,750	Continental AG	6,565,449
Schools: 3.6%
87,500	New Oriental Education & Technology Group Inc. - ADR	8,282,750
Semiconductor: 8.5%
137,610	Applied Materials Inc.	6,356,206
68,400	KLA-Tencor Corp.	7,013,052
36900	Lam Research Corp.	6,378,165
		19,747,423
Web Portals: 6.9%
7,250	Alphabet Inc. - A Shares*	8,186,628
32,000	Baidu Inc.*	7,776,000
		15,962,628
	Total Common Stocks (cost $161,135,968)	226,046,704
	Total Investments in Securities (cost $161,135,968): 97.5%	226,046,704
	Other Assets less Liabilities: 2.5%	5,782,796
	Net Assets: 100.0%	$231,829,500

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND Semi-Annual Report for the period ended June 30, 2018

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (06/30/11)
Fund	-0.85%	4.13%	-0.39%	0.83%	1.29%
Comparisons:
RMB Cash Offshore (CNH)*	-1.83%	2.19%	-2.20%	-1.55%	-0.37%
RMB Cash Onshore (CNY)*	-1.72%	2.42%	-2.16%	-1.51%	-0.34%
iBoxx Hang Seng Markit Offshore RMB Overall Index	0.69%	6.92%	1.71%	2.62%	2.73%

* Net change in exchange rate versus U.S. dollar.

The Fund's gross expense ratio is 4.17% and net expense ratio is 0.90% per the Summary Prospectus dated May 14, 2018. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to reimburse expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.90% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2019. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sales of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

In the first six months of 2018 the Fund fell 0.85%. The Offshore Renminbi weakened 1.83% against the US dollar while offshore RMB bonds, as measured by the Hang Seng Markit iBoxx Offshore RMB Overall Index, rose 0.69%

In recent months the China narrative has been dominated by increasing tensions over trade with the US and the imposition of tariffs. The impact of these on the real economy is not expected to be significant (lowering economic growth by 0.1%-0.5%); China's domestic economy has expanded significantly over the last ten years. Chinese exports to the US are approximately $500 billion a year but these equate to less than 5% of China's $12 trillion economy. While confidence may be dented we do not expect a material hit to growth

Our focus has been on the efforts being made first to stabilise and then to reduce debt in the Chinese economy. These have advanced on a broad front: daily open market operations influence the pricing and supply of credit; administrative and regulatory efforts have forced banks to operate more prudently; the reduction of excess capacity in heavy industry has served both to limit new unstable debt creation and to improve cash flows and profitability for the rest; and lenders are getting used to the idea that the government will not guarantee against every loss.

The impact of these efforts on growth and cash flows has been much less than initially feared. In the first three months of the year, in a sharp turn in sentiment, the renminbi appreciated 3.87% against the US dollar. A combination of a strong US dollar and rising tensions brought about a reversal and the renminbi fell 5.49% in the second quarter. Offshore bond market prices were little changed, rising 0.5% in local currency terms with a further 2% coming from interest. Based on our own calculations, the yield to maturity of the offshore bond market is 4.38% while the duration remains low at just under 2 years.

2.  Portfolio Position

The portfolio is 93% invested in renminbi denominated bonds with a further 5% in renminbi cash. 65% of the bonds are issued by international corporations, governments and supra-national organizations like the World Bank; 28% of the fund's holdings are issued by Chinese companies. Sector exposures are dominated by financial companies but there is also exposure to car makers,

RENMINBI YUAN & BOND FUND

energy, real estate and technology. 84% of the bonds in the portfolio carry a credit rating from either Standard & Poor's or Moody's that is considered to be 'Investment grade' (compared to 76% of the Hang Seng Markit iBoxx Offshore RMB Overall Index) and the average credit rating of the portfolio is calculated to be between BBB and A (based on the Standard & Poor's rating system). The yield to maturity of the portfolio at the end of June was 4.42%.

3.  Outlook and Strategy

China's economy is growing at more than 6.5% a year and while we expect this to slow further in coming years economic the productivity and cash generating capacity of the economy continue to improve. The focus of most fears has been on the amount of debt that China carries; what has been pushed to one side is the significant improvement in the ability to service that debt. We expect that China's economy will go from strength to strength. Current efforts to restrict or contain China are unlikely to work in the long term; the domestic momentum is too strong. We fully expect that in five years' time China's economy and currency will be stronger than they are today. An investment in the Fund is to position for the long term along with a direction of travel that we think is inexorable. The standard of living in China today is significantly lower than that of the US today. The upgrades to the economic base and to the individual lifestyles seen in the last 10-20 years show no sign of abating. This Fund will seek to provide exposure to this through investment in the Chinese currency and in renminbi denominated bonds paying decent interest while seeking to keep credit risk low.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual issuers than diversified funds. Therefore, the Fund is more exposed to individual issuer volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The iBoxx Hang Seng Markit Offshore RMB Overall Index family ("HSM iBoxx") is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Investment Grade Bonds are typically those that are rated between AAA and BBB- by S&P.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2018
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	20
Portfolio Turnover:	13.9%
% of Investments in Top 10:	51.7%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
National Bank of Canada, 4.300%, 10/11/20	9.3%	Far East Horizon Ltd., 4.900%, 2/27/21	4.7%
Long Profit Group Ltd. Via Ocean Wealth II Ltd., 6.500%, 2/27/20	4.8%	The Korea Development Bank, 4.500%, 11/10/20	4.7%
Daimler International Finance BV, 4.800%, 4/09/21	4.7%	BMW Finance NV, 4.250% 10/18/20	4.7%
Commonwealth Bank of Australia, 5.150%, 3/11/25	4.7%	Franshion Brilliant Ltd., 5.200%, 3/08/21	4.7%
BOC Aviation Pte. Ltd., 4.500%, 11/20/18	4.7%	Arab Petroleum Investments Corp., 4.700%, 3/13/21	4.7%
Industry Breakdown (% of net assets)
Commercial Banks Non-US	23.2%	Special Purpose Banks	4.7%
Supranational Bank	18.1%	Computers	4.6%
Real Estate Operator/Developer	14.0%	Oil Company - Integrated	4.6%
Auto - Cars/Light Trucks	9.4%	Export/Import Bank	4.6%
Finance - Leasing Company	9.3%

SCHEDULE OF INVESTMENTS
at June 30, 2018 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 92.5%	Value
Auto — Cars/Light Trucks: 9.4%
1,000,000	BMW Finance NV, 4.250% 10/18/20	$150,737
1,000,000	Daimler International Finance BV, 4.800%, 4/09/21	152,644
		303,381
Commercial Banks Non-US: 23.2%
1,000,000	Australia & New Zealand Banking Group Ltd., 4.750%, 01/30/25	148,815
1,000,000	Commonwealth Bank of Australia, 4.200%, 10/26/20	150,053
1,000,000	Commonwealth Bank of Australia, 5.150%, 03/11/25	151,222
2,000,000	National Bank of Canada, 4.300%, 10/11/20	301,281
		751,371
Computers: 4.6%
1,000,000	Lenovo Group Ltd., 4.950%, 06/10/20	149,599
Export/Import Bank: 4.6%
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	147,843
Finance — Leasing Company: 9.3%
1,000,000	BOC Aviation Pte. Ltd., 4.500%, 11/20/18	150,932
1,000,000	Far East Horizon Ltd., 4.900%, 02/27/21	151,094
		302,026
Oil Company — Integrated: 4.6%
1,000,000	BP Capital Markets PLC, 3.650%, 02/28/19	149,575
Real Estate Operator/Developer: 14.0%
1,000,000	Franshion Brilliant Ltd., 5.200%, 03/08/21	150,623
1,000,000	Long Profit Group Ltd. Via Ocean Wealth II Ltd., 6.500%, 02/27/20	154,611
1,000,000	Shui On Development Holding Ltd., 6.88%, 03/02/21	148,472
		453,706
Special Purpose Banks: 4.7%
1,000,000	The Korea Development Bank, 4.500%, 11/10/20	150,931
Supranational Banks: 18.1%
1,000,000	Arab Petroleum Investments Corp., 4.700%, 03/13/21	150,818
500,000	Asian Development Bank, 2.850%,10/21/20	73,298
1,000,000	Central American Bank for Economic Integration, 4.200%, 09/21/21	149,129
700,000	International Bank of Reconstruction & Development, 3.250%, 7/23/18	105,415
710,000	International Finance Corp., 3.100%, 9/24/19	105,828
		584,488
	Total Corporate Bonds (cost $3,125,380)	2,992,920
	Total Investments in Securities (cost $3,125,380): 92.5%	2,992,920
	China Yuan (Offshore): 5.3%	169,889
	Other Assets less Liabilities: 2.2%	71,769
	Net Assets: 100.0%	$3,234,578

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2018 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$12,053,361	$13,149,123	$5,450,020	$51,660,482
Investments in securities, at value	$9,808,418	$19,008,298	$5,873,388	$72,137,649
Cash	490,107	178,734	—	705,431
Cash denominated in foreign currency (cost of $10,207, $4,515, $1,116 and $0, respectively)	10,210	4,490	1,110	—
Receivables:
Fund shares sold	140	32	—	3,882
Dividends and interest	54,245	53,593	12,758	350,595
Due from Advisor, net	—	—	6,024	—
Prepaid expenses	11,332	9,873	10,222	16,845
Total assets	10,374,452	19,255,020	5,903,502	73,214,402
Liabilities
Overdraft due to custodian bank	—	—	17,529	—
Payable for Fund shares redeemed	2,315	6,074	4,258	17,711
Due to Advisor, net	4,355	15,320	—	64,181
Accrued administration fees	1,566	1,991	979	4,770
Accrued shareholder servicing plan fees	1,571	2,759	1,033	6,601
Deferred trustees' compensation	60,566	97,429	44,358	195,294
Other accrued expenses	47,102	53,833	35,396	76,478
Total liabilities	117,475	177,406	103,553	365,035
Net Assets	$10,256,977	$19,077,614	$5,799,949	$72,849,367
Composition of Net Assets
Paid-in capital	$58,696,930	$11,600,046	$6,557,488	$45,935,149
Undistributed net investment income (loss)	17,028	45,774	(48,285)	777,922
Accumulated net realized gain (loss) on investments and foreign currency	(46,211,243)	1,573,634	(1,132,571)	5,664,204
Net unrealized appreciation (depreciation) on:
Investments	(2,244,943)	5,859,175	423,368	20,477,167
Foreign currency	(795)	(1,015)	(51)	(5,075)
Net Assets	$10,256,977	$19,077,614	$5,799,949	$72,849,367
Number of shares issued and outstanding (unlimited shares authorized, no par value)	3,510,557	887,292	354,193	2,825,521
Net asset value per share	$2.92	$21.50	$16.38	$25.78

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2018 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$7,268,524	$32,433,562	$161,135,968	$3,125,380
Investments in securities, at value	$9,080,012	$31,687,938	$226,046,704	$2,992,920
Cash	312,653	—	5,916,819	78,762
Cash denominated in foreign currency (cost of $2,567, $10,197, $67,287 and $175,292, respectively)	2,567	10,296	67,287	169,889
Receivables:
Fund shares sold	1,200	86,021	175,473	—
Dividends and interest	32,703	120,697	93,961	52,922
Due from Advisor, net	6,364	—	—	4,767
Prepaid expenses	10,110	13,295	30,858	12,697
Total assets	9,445,609	31,918,247	232,331,102	3,311,957
Liabilities
Overdraft due to custodian bank	—	51,443	—	—
Payable for Fund shares redeemed	300	16,172	37,646	—
Due to Advisor, net	—	11,901	137,913	—
Accrued administration fees	919	3,227	15,058	1,285
Accrued shareholder servicing plan fees	1,409	6,929	31,462	1,334
Deferred trustees' compensation	22,795	96,265	163,084	46,533
Other accrued expenses	29,526	67,568	116,439	28,227
Total liabilities	54,949	253,505	501,602	77,379
Net Assets	$9,390,660	$31,664,742	$231,829,500	$3,234,578
Composition of Net Assets
Paid-in capital	$8,214,929	$53,239,387	$166,489,659	$7,601,285
Undistributed net investment income (loss)	(1,610)	94,906	432,060	(42,826)
Accumulated net realized loss on investments and foreign currency	(633,912)	(20,924,158)	(741)	(4,183,879)
Net unrealized appreciation (depreciation) on:
Investments	1,811,488	(745,624)	64,910,736	(132,460)
Foreign currency	(235)	231	(2,214)	(7,542)
Net Assets	$9,390,660	$31,664,742	$231,829,500	$3,234,578
Number of shares issued and outstanding (unlimited shares authorized, no par value)	526,774	1,253,288	—	274,902
Net asset value per share	$17.83	$25.27	—	$11.77
Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding			$189,944,310
Shares of beneficial interest issued and outstanding			4,212,764
Net asset value per share	—	—	$45.09	—
Institutional Class shares:
Net assets applicable to shares outstanding			$41,885,190
Shares of beneficial interest issued and outstanding			925,595
Net asset value per share	—	—	$45.25	—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2018 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Investment Income
Dividends*	$190,687	$346,191	$128,753	$927,958
Total income	190,687	346,191	128,753	927,958
Expenses
Advisory fees	55,705	101,357	33,654	389,692
Shareholder servicing plan fees	10,636	14,190	6,404	46,763
Transfer agent fees and expenses	14,310	12,592	8,778	31,086
Fund accounting fee and expenses	14,833	17,650	15,220	29,157
Administration fees	2,897	5,270	1,750	18,764
Custody fees and expenses	4,233	10,214	9,002	10,716
Audit fees	8,927	12,149	5,696	12,149
Legal fees	3,287	5,932	2,121	24,174
Registration fees	9,640	8,720	9,507	10,089
Printing	6,249	3,503	2,162	6,617
Trustees' fees and expenses	8,814	13,176	8,096	30,000
Insurance	449	820	330	3,139
CCO fees and expenses	3,704	4,261	3,459	8,197
Miscellaneous	1,035	1,174	975	1,957
Interest expense	191	519	816	1,515
Total expenses	144,910	211,527	107,970	624,015
Less: fees waived and expenses absorbed	(34,445)	(10,383)	(70,187)	—
Net expenses	110,465	201,144	37,783	624,015
Net investment income	80,222	145,047	90,970	303,943
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(331,825)	1,463,753	557,363	5,717,943
Foreign currency	(3,057)	(8,310)	(1,347)	(6,207)
	(334,882)	1,455,443	556,016	5,711,736
Net change in unrealized depreciation on:
Investments	(151,515)	(2,579,910)	(1,121,939)	(8,051,014)
Foreign currency	(1,629)	(1,156)	(47)	(5,020)
	(153,144)	(2,581,066)	(1,121,986)	(8,056,034)
Net realized and unrealized loss on investments and foreign currency	(488,026)	(1,125,623)	(565,970)	(2,344,298)
Net decrease in Net Assets from Operations	$(407,804)	$(980,576)	$(475,000)	$(2,040,355)

* Net of foreign tax withheld of $9,266, $26,515, $6,551, and $30,403, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2018 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends*	$163,994	$385,752	$1,981,562	$—
Interest	—	—	—	47,529
Total income	163,994	385,752	1,981,562	47,529
Expenses
Advisory fees	21,307	112,121	879,120	8,218
Shareholder servicing plan fees	9,890	31,015	—	1,283
Shareholder servicing plan fees – Investor Class	—	—	194,047	—
Transfer agent fees and expenses	7,236	16,788	—	7,438
Transfer agent fees and expenses – Investor Class	—	—	47,498	—
Transfer agent fees and expenses – Institutional Class	—	—	10,091	—
Fund accounting fee and expenses	14,554	19,575	59,609	11,088
Administration fees	2,462	7,774	55,752	777
Administration fees – Institutional Class	—	—	2,480	—
Custody fees and expenses	3,882	3,797	14,517	125
Audit fees	6,380	12,149	12,153	6,198
Legal fees	2,732	9,761	72,610	691
Registration fees	8,349	9,738	—	6,846
Registration fees – Investor Class	—	—	15,256	—
Registration fees – Institutional Class	—	—	7,254	—
Printing	2,996	8,802	20,131	2,286
Trustees' fees and expenses	6,481	10,773	41,084	6,044
Insurance	385	1,517	9,665	109
CCO fees and expenses	3,599	5,085	17,250	3,182
Miscellaneous	1,010	1,378	6,326	742
Interest expense	—	407	253	25
Total expenses	91,263	250,680	1,465,096	55,052
Less: fees waived and expenses absorbed	(59,063)	(33,523)	(63,173)	(41,564)
Net expenses	32,200	217,157	1,401,923	13,488
Net investment income	131,794	168,595	579,639	34,041
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	174,560	(1,111,225)	995,591	790
Foreign currency	109	(3,990)	(2,575)	52,884
	174,669	(1,115,215)	993,016	53,674
Net change in unrealized appreciation (depreciation) on:
Investments	(344,610)	4,072,938	(862,365)	(117,322)
Foreign currency	(332)	(1,026)	(5,400)	(25,596)
	(344,942)	4,071,912	(867,765)	(142,918)
Net realized and unrealized gain (loss) on investments and foreign currency	(170,273)	2,956,697	125,251	(89,244)
Net increase (decrease) in Net Assets from Operations	$(38,479)	$3,125,292	$704,890	$(55,203)

* Net of foreign tax withheld of $10,656, $34,227, $100,464, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Builder Fund
	Six Months Ended June 30, 2018†	Year Ended December 31, 2017	Six Months Ended June 30, 2018†	Year Ended December 31, 2017	Six Months Ended June 30, 2018†	Year Ended December 31, 2017
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$80,222	$(12,156)	$145,047	$149,420	$90,970	$163,038
Net realized gain (loss) on:
Investments	(331,825)	(1,004,303)	1,463,753	496,560	557,363	265,113
Foreign currency	(3,057)	(6,533)	(8,310)	1,379	(1,347)	(3,923)
Net change in unrealized appreciation (depreciation) on:
Investments	(151,515)	2,961,520	(2,579,910)	6,103,537	(1,121,939)	1,602,465
Foreign currency	(1,629)	2,991	(1,156)	141	(47)	(6)
Net increase (decrease) in net assets resulting from operations	(407,804)	1,941,519	(980,576)	6,751,037	(475,000)	2,026,687
Distributions to Shareholders
From net investment income	—	(30,281)	—	(180,033)	(97,416)	(178,143)
From net realized gains	—	—	—	—	—	—
Total distributions to shareholders	—	(30,281)	—	(180,033)	(97,416)	(178,143)
Capital Transactions
Proceeds from shares sold	1,690,340	1,640,619	1,168,068	1,211,935	1,006,364	3,770,529
Reinvestment of distributions	—	29,241	—	169,156	84,949	167,222
Cost of shares repurchased	(1,654,202)	(3,151,250)	(1,310,712)	(3,217,540)	(2,296,831)	(6,718,803)
Redemption fee proceeds	—	—	3,829	8,704	590	5,331
Net change in net assets from capital transactions	36,138	(1,481,390)	(138,815)	(1,827,745)	(1,204,928)	(2,775,721)
Total increase (decrease) in net assets	(371,666)	429,848	(1,119,391)	4,743,259	(1,777,344)	(927,177)
Net Assets
Beginning of period	10,628,643	10,198,795	20,197,005	15,453,746	7,577,293	8,504,470
End of period	$10,256,977	$10,628,643	$19,077,614	$20,197,005	$5,799,949	$7,577,293
Accumulated net investment income (loss)	$17,028	$(63,194)	$45,774	$(99,273)	$(48,285)	$(41,839)
Capital Share Activity
Shares sold	534,310	586,174	50,482	60,741	55,501	240,260
Shares issued on reinvestment	—	10,224	—	7,770	5,070	10,222
Shares redeemed	(541,949)	(1,137,303)	(57,469)	(171,083)	(130,866)	(459,145)
Net decrease in shares outstanding	(7,639)	(540,905)	(6,987)	(102,572)	(70,295)	(208,663)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Dividend Builder Fund		Global Energy Fund
	Six Months Ended June 30, 2018†	Year Ended December 31, 2017	Six Months Ended June 30, 2018†	Year Ended December 31, 2017	Six Months Ended June 30, 2018†	Year Ended December 31, 2017
Increase/(decrease) in net assets from:
Operations
Net investment income	$303,943	$812,118	$131,794	$207,250	$168,595	$442,569
Net realized gain (loss) on:
Investments	5,717,943	4,209,914	174,560	(146,759)	(1,111,225)	(1,550,390)
Foreign currency	(6,207)	(10,027)	109	206	(3,990)	(17,455)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,051,014)	21,938,469	(344,610)	1,569,877	4,072,938	(700,540)
Foreign currency	(5,020)	(99)	(332)	13	(1,026)	21,364
Net increase (decrease) in net assets resulting from operations	(2,040,355)	26,950,375	(38,479)	1,630,587	3,125,292	(1,804,452)
Distributions to Shareholders
From net investment income	—	(450,045)	(115,089)	(211,862)	—	(450,140)
From net realized gains	—	(4,544,673)	—	—	—	—
Total distributions to shareholders	—	(4,994,718)	(115,089)	(211,862)	—	(450,140)
Capital Transactions
Proceeds from shares sold	1,187,989	3,454,532	1,030,007	1,656,460	5,616,731	6,467,799
Reinvestment of distributions	—	4,797,165	114,473	210,782	—	438,787
Cost of shares repurchased	(4,509,102)	(10,264,154)	(627,669)	(2,037,808)	(8,836,263)	(21,874,821)
Redemption fee proceeds	4,859	19,268	—	—	—	—
Net change in net assets from capital transactions	(3,316,254)	(1,993,189)	516,811	(170,566)	(3,219,532)	(14,968,235)
Total increase (decrease) in net assets	(5,356,609)	19,962,468	363,243	1,248,159	(94,240)	(17,222,827)
Net Assets
Beginning of period	78,205,976	58,243,508	9,027,417	7,779,258	31,758,982	48,981,809
End of period	$72,849,367	$78,205,976	$9,390,660	$9,027,417	$31,664,742	$31,758,982
Accumulated net investment income (loss)	$777,922	$473,979	$(1,610)	$(18,315)	$94,906	$(73,689)
Capital Share Activity
Shares sold	43,530	137,182	55,514	99,637	229,381	304,663
Shares issued on reinvestment	—	187,756	6,417	12,412	—	20,314
Shares redeemed	(164,106)	(429,183)	(34,158)	(122,224)	(374,571)	(1,029,846)
Net increase (decrease) in shares outstanding	(120,576)	(104,245)	27,773	(10,175)	(145,190)	(704,869)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund		Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2018†	Year Ended December 31, 2017	Six Months Ended June 30, 2018†	Year Ended December 31, 2017
Increase/(decrease) in net assets from:
Operations
Net investment income	$579,639	$517,271	$34,041	$47,386
Net realized gain (loss) on:
Investments	995,591	3,033,721	790	(63,923)
Foreign currency	(2,575)	(3,424)	52,884	22,863
Net change in unrealized appreciation (depreciation) on:
Investments	(862,365)	53,223,726	(117,322)	192,610
Foreign currency	(5,400)	4,598	(25,596)	29,997
Net increase (decrease) in net assets resulting from operations	704,890	56,775,892	(55,203)	228,933
Distributions to Shareholders
From net investment income:
Investor Class	—	(174,209)	—	—
Institutional Class	—	(115,856)	—	—
From net investment income	—	—	(33,961)	(17,602)
From net realized gain:
Investor Class	—	(3,944,151)	—	—
Institutional Class	—	(927,419)	—	—
Return of capital	—	—	—	(4,493)
Total distributions to shareholders	—	(5,161,635)	(33,961)	(22,095)
Capital Transactions
Proceeds from shares sold:
Investor Class	23,383,355	44,470,842	—	—
Institutional Class	7,654,955	13,388,654	—	—
Proceeds from shares sold	—	—	1,319,910	498,207
Reinvestment of distributions:
Investor Class	—	4,033,128	—	—
Institutional Class	—	584,355	—	—
Reinvestment of distributions	—	—	33,464	21,675
Cost of shares repurchased:
Investor Class	(19,653,788)	(38,915,538)	—	—
Institutional Class	(10,315,412)	(4,451,622)	—	—
Cost of shares repurchased	—	—	(664,303)	(422,316)
Redemption fee proceeds	—	—	19	—
Net change in net assets from capital transactions	1,069,110	19,109,819	689,090	97,566
Total increase in net assets	1,774,000	70,724,076	599,926	304,404
Net Assets
Beginning of period	230,055,500	159,331,424	2,634,652	2,330,248
End of period	$231,829,500	$230,055,500	$3,234,578	$2,634,652
Accumulated net investment income (loss)	$432,060	$(147,579)	$(42,826)	$(42,906)
Capital Share Activity
Shares sold:
Investor Class	504,048	1,096,920	—	—
Institutional Class	164,497	327,464	—	—
Shares sold	—	—	106,483	43,128
Shares issued on reinvestment:
Investor Class	—	91,123	—	—
Institutional Class	—	13,173	—	—
Shares issued on reinvestment	—	—	2,803	1,890
Shares redeemed:
Investor Class	(425,572)	(968,093)	—	—
Institutional Class	(217,398)	(112,182)	—	—
Shares redeemed	—	—	(53,968)	(36,698)
Net increase in shares outstanding	25,575	448,405	55,318	8,320

† Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2018*		2017	2016		2015	2014		2013
Net asset value, beginning of period	$3.02		$2.51	$3.03		$3.42	$3.99		$2.47
Income from investment operations:
Net investment income (loss)	0.02		—	0.01		(0.03)	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.12)		0.52	(0.53	)(5)	(0.36)	(0.53)		1.55
Total from investment operations	(0.10)		0.52	(0.52)		(0.39)	(0.57)		1.51
Less distributions:
From net investment income	—		(0.01)	—		—	—		—
Total distributions	—		(0.01)	—		—	—		—
Redemption fee proceeds	—		—	—		— (1)	—	(1)	0.01
Net asset value, end of period	$2.92		$3.02	$2.51		$3.03	$3.42		$3.99
Total return	(3.31	)%(2)	20.68%	(17.16)%		(11.40)%	(14.29)%		61.54%
Ratios/supplemental data:
Net assets, end of period (millions)	$10.3		$10.6	$10.2		$13.6	$15.2		$23.8
Ratio of expenses to average net assets:
Before fee waived/recaptured	2.60	%(3)	2.74%	2.60%		2.31%	2.06%		2.13%
After fees waived/recaptured(4)	1.98	%(3)	1.98%	1.99	%(6)	1.98%	2.02	%(6)	2.00	%(6)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.82	%(3)	(0.88)%	(0.38)%		(1.32)%	(0.74)%		(1.37)%
After fees waived/recaptured	1.44	%(3)	(0.12)%	0.23%		(0.99)%	(0.70)%		(1.24)%
Portfolio turnover rate	24.85	%(2)	32.45%	63.95%		28.67%	42.27%		60.20%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  The Advisor reimbursed the Fund $16,892 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.004 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.04% and 0.02% for the year ended December 31, 2016, 2014 and 2013, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2018*		2017	2016	2015		2014		2013
Net asset value, beginning of period	$22.58		$15.50	$14.40	$16.47		$16.33		$18.56
Income from investment operations:
Net investment income	0.16		0.16	0.15	0.21		0.16		0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(1.24)		7.11	1.17	(2.11)		0.15		(2.14)
Total from investment operations	(1.08)		7.27	1.32	(1.90)		0.31		(1.93)
Less distributions:
From net investment income	—		(0.20)	(0.22)	(0.17)		(0.17)		(0.30)
Total distributions	—		(0.20)	(0.22)	(0.17)		(0.17)		(0.30)
Redemption fee proceeds	—	(1)	0.01	—	—	(1)	—	(1)	—	(1)
Net asset value, end of period	$21.50		$22.58	$15.50	$14.40		$16.47		$16.33
Total return	(4.83	)%(2)	47.10%	9.20%	(11.56)%		1.91%		(10.38)%
Ratios/supplemental data:
Net assets, end of period (millions)	$19.1		$20.2	$15.5	$15.3		$19.7		$21.90
Ratio of expenses to average net assets:
Before fees waived	2.09	%(3)	2.22%	2.24%	1.98%		1.91%		1.87%
After fees waived(4)	1.99	%(3,5)	1.98%	1.98%	1.98	%(5)	1.91	%(5)	1.87	%(5)
Ratio of net investment income to average net assets:
Before fees waived	1.33	%(3)	0.60%	0.75%	1.24%		0.90%		0.73%
After fees waived	1.43	%(3)	0.84%	1.01%	1.24%		0.90%		0.73%
Portfolio turnover rate	25.05	%(2)	13.24%	38.07%	8.64%		23.16%		7.43%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.01%, 0.01% and 0.02% for the six months ended June 30, 2018 and for the year ended December 31, 2015, 2014 and 2013, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Builder Fund	June 30, 2018*		2017		2016		2015	2014		2013
Net asset value, beginning of period	$17.85		$13.43		$12.79		$13.83	$12.95		$13.52
Income from investment operations:
Net investment income	0.23		0.40		0.42		0.39	0.31		0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(1.43)		4.47		0.71		(1.01)	0.85		(0.54)
Total from investment operations	(1.20)		4.87		1.13		(0.62)	1.16		(0.27)
Less distributions:
From net investment income	(0.27)		(0.46)		(0.49)		(0.42)	(0.28)		(0.30)
Total distributions	(0.27)		(0.46)		(0.49)		(0.42)	(0.28)		(0.30)
Redemption fee proceeds	—	(1)	0.01		—	(1)	— (1)	—	(1)	— (1)
Net asset value, end of period	$16.38		$17.85		$13.43		$12.79	$13.83		$12.95
Total return	(6.75	)%(2)	36.70%		8.81%		(4.61)%	9.04%		(2.06)%
Ratios/supplemental data:
Net assets, end of period (millions)	$5.8		$7.6		$8.5		$7.3	$4.1		$4.3
Ratio of expenses to average net assets:
Before fees waived	3.21	%(3)	3.48%		3.14%		3.87%	3.91%		3.56%
After fees waived(4)	1.12	%(3,5)	1.12	%(5)	1.11	%(5)	1.98%	1.99	%(5)	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.62	%(3)	0.20%		1.11%		0.36%	0.37%		0.39%
After fees waived	2.71	%(3)	2.56%		3.14%		2.25%	2.29%		1.97%
Portfolio turnover rate	17.17	%(2)	47.32%		30.91%		28.59%	15.76%		56.96%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015, the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.02%, 0.02%, 0.01% and 0.01% for the six months ended June 30, 2018 and for the year ended December 31, 2017, 2016 and 2014, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2018*		2017	2016	2015		2014		2013
Net asset value, beginning of period	$26.55		$19.09	$19.50	$23.65		$30.86		$29.81
Income from investment operations:
Net investment income	0.11		0.29	0.34	0.34		0.48		0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.88)		8.95	0.26	(2.11)		(1.12)		1.45
Total from investment operations	(0.77)		9.24	0.60	(1.77)		(0.64)		1.91
Less distributions:
From net investment income	—		(0.16)	(0.27)	(0.45)		(0.45)		(0.43)
From net realized gain	—		(1.63)	(0.74)	(1.94)		(6.13)		(0.44)
Total distributions	—		(1.79)	(1.01)	(2.39)		(6.58)		(0.87)
Redemption fee proceeds	—	(1)	0.01	— (1)	0.01		0.01		0.01
Net asset value, end of period	$25.78		$26.55	$19.09	$19.50		$23.65		$30.86
Total return	(2.90	)%(2)	48.85%	2.95%	(7.58)%		(1.97)%		6.45%
Ratios/supplemental data:
Net assets, end of period (millions)	$72.8		$78.2	$58.2	$65.9		$85.6		$109.9
Ratio of expenses to average net assets(4):	1.60	%(3)	1.64%	1.66%	1.54	%(5)	1.52	%(5)	1.53	%(5)
Ratio of net investment income to average net assets:	0.78	%(3)	1.17%	1.70%	1.23%		1.51%		1.27%
Portfolio turnover rate	19.34	%(2)	20.78%	28.02%	26.50%		15.11%		6.90%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.01% and 0.01% for the year ended December 31, 2015, 2014 and 2013, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Dividend Builder Fund	June 30, 2018*		2017	2016		2015	2014	2013
Net asset value, beginning of period	$18.09		$15.28	$14.75		$15.83	$15.64	$12.80
Income from investment operations:
Net investment income	0.25		0.41	0.46		0.42	0.52	0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)		2.82	0.54	(5)	(0.99)	0.26	3.35
Total from investment operations	(0.04)		3.23	1.00		(0.57)	0.78	3.76
Less distributions:
From net investment income	(0.22)		(0.42)	(0.47)		(0.46)	(0.47)	(0.45)
From net realized gain	—		—	—		(0.05)	(0.12)	(0.47)
Total distributions	(0.22)		(0.42)	(0.47)		(0.51)	(0.59)	(0.92)
Redemption fee proceeds	—		—	—		— (1)	— (1)	— (1)
Net asset value, end of period	$17.83		$18.09	$15.28		$14.75	$15.83	$15.64
Total return	(0.22	)%(2)	21.34%	6.83%		(3.61)%	4.99%	29.77%
Ratios/supplemental data:
Net assets, end of period (millions)	$9.4		$9.0	$7.8		$11.0	$5.2	$3.1
Ratio of expenses to average net assets:
Before fees waived	1.93	%(3)	2.06%	2.11%		1.77%	2.96%	5.47%
After fees waived(4)	0.68	%(3)	0.68%	0.70	%(6)	0.68%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets:
Before fees waived	1.53	%(3)	1.07%	1.41%		1.76%	1.18%	(2.04)%
After fees waived	2.78	%(3)	2.45%	2.82%		2.86%	3.46%	2.75%
Portfolio turnover rate	3.73	%(2)	18.61%	21.57%		24.94%	7.60%	24.88%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2018*		2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.71		$23.29	$18.54	$25.73	$32.45	$26.19
Income from investment operations:
Net investment income	0.13		0.30	0.26	0.26	0.28	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	2.43		(0.56)	4.75	(7.20)	(6.66)	6.23
Total from investment operations	2.56		(0.26)	5.01	(6.94)	(6.38)	6.41
Less distributions:
From net investment income	—		(0.32)	(0.26)	(0.25)	(0.22)	(0.15)
From net realized gain	—		—	—	— (1)	(0.13)	—
Total distributions	—		(0.32)	(0.26)	(0.25)	(0.35)	(0.15)
Redemption fee proceeds	—		—	— (1)	— (1)	0.01	—	(1)
Net asset value, end of period	$25.27		$22.71	$23.29	$18.54	$25.73	$32.45
Total return	11.27	%(2)	(1.06)%	27.04%	(26.97)%	(19.63)%	24.48%
Ratios/supplemental data:
Net assets, end of period (millions)	$31.7		$31.8	$49.0	$44.0	$62.9	$72.3
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.67	%(3)	1.62%	1.53%	1.41%	1.30%	1.35%
After fees waived/recaptured(4)	1.45	%(3)	1.45%	1.45%	1.41%	1.30%	1.35	%(5)
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.90	%(3)	1.01%	1.10%	1.07%	0.76%	0.77%
After fees waived/recaptured	1.12	%(3)	1.18%	1.18%	1.07%	0.76%	0.77%
Portfolio turnover rate	12.64	%(2)	6.25%	14.96%	15.70%	39.33%	8.19%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Innovators Fund – Investor Class	June 30, 2018*		2017	2016	2015		2014	2013
Net asset value, beginning of period	$44.98		$34.15	$31.47	$34.00		$30.65	$21.18
Income from investment operations:
Net investment income	0.10		0.09	0.30	0.26		0.28	0.07
Net realized and unrealized gain (loss) on investments	0.01		11.76	2.69	(1.28	)(5)	3.57	9.52
Total from investment operations	0.11		11.85	2.99	(1.02)		3.85	9.59
Less distributions:
From net investment income	—		(0.04)	(0.31)	(0.24)		(0.26)	(0.12)
From net realized gain	—		(0.98)	—	(1.27)		(0.24)	—
Total distributions	—		(1.02)	(0.31)	(1.51)		(0.50)	(0.12)
Redemption fee proceeds	—		—	—	—	(1)	— (1)	—	(1)
Net asset value, end of period	$45.09		$44.98	$34.15	$31.47		$34.00	$30.65
Total return	0.24	%(2)	34.75%	9.51%	(3.04)%		12.55%	45.29%
Ratios/supplemental data:
Net assets, end of period (millions)	$189.9		$185.9	$133.7	$164.9		$157.5	$50.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.28	%(3)	1.33%	1.35%	1.27%		1.26%	1.47%
After fees waived/recaptured(4)	1.24	%(3)	1.24%	1.24%	1.27%		1.26%	1.47	%(6)
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.41	%(3)	0.13%	0.71%	0.69%		1.25%	0.31%
After fees waived/recaptured	0.45	%(3)	0.22%	0.82%	0.69%		1.25%	0.31%
Portfolio turnover rate	10.22	%(2)	19.86%	31.25%	37.59%		14.40%	29.63%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses to 1.24%, prior to December 31, 2015 the limit on operating expenses was 1.55%, excluding interest expense, related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  The Advisor reimbursed the Fund $10,554 for trade errors. As of December 31, 2015, the reimbursement amount represents $0.002 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,		For the Period Ended
Global Innovators Fund – Institutional Class	June 30, 2018*		2017	2016	December 31, 2015(1)
Net asset value, beginning of period	$45.08		$34.20	$31.47	$31.47
Income from investment operations:
Net investment income	0.16		0.16	0.20	—
Net realized and unrealized gain on investments	0.01		11.82	2.88	—
Total from investment operations	0.17		11.98	3.08	—
Less distributions:
From net investment income	—		(0.12)	(0.35)	—
From net realized gain	—		(0.98)	—	—
Total distributions	—		(1.10)	(0.35)	—
Redemption fee proceeds	—		—	—	—
Net asset value, end of period	$45.25		$45.08	$34.20	$31.47
Total return	0.35	%(2)	35.07%	9.81%	0.00%
Ratios/supplemental data:
Net assets, end of period (millions)	$41.9		$44.1	$25.7	$0.0
Ratio of expenses to average net assets:
Before fees waived	1.11	%(3)	1.17%	1.38%	0.00%
After fees waived(4)	0.99	%(3)	0.99%	0.99%	0.00%
Ratio of net investment income to average net assets:
Before fees waived	0.58	%(3)	0.30%	0.68%	0.00%
After fees waived	0.70	%(3)	0.48%	1.07%	0.00%
Portfolio turnover rate	10.22	%(2)	19.86%	31.25%	0.00%

*  Unaudited

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Renminbi Yuan & Bond Fund	June 30, 2018*		2017	2016		2015		2014	2013
Net asset value, beginning of period	$12.00		$11.03	$11.63		$12.42		$12.95	$12.71
Income from investment operations:
Net investment income	0.17		0.23	0.19		0.63		0.32	0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)		0.85	(0.59)		(1.12)		(0.44)	0.38
Total from investment operations	(0.10)		1.08	(0.40)		(0.49)		(0.12)	0.66
Less distributions:
From net investment income	(0.13)		(0.09)	—		(0.27)		(0.41)	(0.42)
Return of capital	—		(0.02)	(0.20)		(0.03)		—	—
Total distributions	(0.13)		(0.11)	(0.20)		(0.30)		(0.41)	(0.42)
Redemption fee proceeds	—	(1)	—	—	(1)	—	(1)	— (1)	— (1)
Net asset value, end of period	$11.77		$12.00	$11.03		$11.63		$12.42	$12.95
Total return	(0.85	)%(2)	9.79%	(3.52)%		(4.05)%		(0.92)%	5.26%
Ratios/supplemental data:
Net assets, end of period (millions)	$3.2		$2.6	$2.3		$7.1		$100.6	$94.2
Ratio of expenses to average net assets:
Before fees waived	3.68	%(3)	4.17%	4.35%		1.05%		0.95%	0.97%
After fees waived(4)	0.90	%(3)	0.90%	1.00	%(5)	0.93	%(5)	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.50	)%(3)	(1.33)%	(0.71)%		2.68%		2.49%	2.11%
After fees waived/recaptured	2.28	%(3)	1.94%	2.64%		2.80%		2.54%	2.18%
Portfolio turnover rate	13.92	%(2)	66.21%	13.00%		15.85%		28.29%	12.32%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.10% and 0.03% for the year ended December 31, 2016 and 2015, respectively.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Builder Fund (the "Asia Pacific Dividend Builder Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Dividend Builder Fund (the "Dividend Builder Fund") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Dividend Builder Fund, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Dividend Builder Fund began operations on March 30, 2012. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Builder Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Dividend Builder Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. ("GAAP").

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds' Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds' Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

F.  Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

G.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Builder Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

  Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Dividend Builder Fund	0.45%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2019
Asia Focus Fund	1.98%	June 30, 2019
Asia Pacific Dividend Builder Fund	1.10%	June 30, 2019
China & Hong Kong Fund	1.98%	June 30, 2019
Dividend Builder Fund	0.68%	June 30, 2019
Global Energy Fund	1.45%	June 30, 2019
Global Innovators Fund – Investor Class	1.24%	June 30, 2019
Global Innovators Fund – Institutional Class	0.99%	June 30, 2019
Renminbi Yuan & Bond Fund	0.90%	June 30, 2019

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2018, the Advisor waived fees and absorbed expenses as follows:

Alternative Energy Fund	$34,445
Asia Focus Fund	10,383
Asia Pacific Dividend Builder Fund	70,187
Dividend Builder Fund	59,063
Global Energy Fund	33,523
Global Innovators Fund	63,173
Renminbi Yuan & Bond Fund	41,564
Total	$312,338

At June 30, 2018, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	Total
Alternative Energy Fund	$48,819	$74,816	$79,688	$34,445	$237,768
Asia Focus Fund	—	39,307	42,738	10,383	92,428
Asia Pacific Dividend Builder Fund	88,425	147,701	150,454	70,187	456,767
Dividend Builder Fund	114,217	140,817	116,547	59,063	430,644
Global Energy Fund	—	38,343	65,017	33,523	136,883
Global Innovators Fund	—	203,998	210,068	63,173	477,239
Renminbi Yuan & Bond Fund	79,927	90,419	79,810	41,564	291,720

Mutual Fund Administration, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the six months ended June 30, 2018 are reported on the Statements of Operations.

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the six months ended June 30, 2018 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the six months ended June 30, 2018 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$1,555
Asia Focus Fund	$1,778
Asia Pacific Dividend Builder Fund	$1,439
China & Hong Kong Fund	$3,068
Dividend Builder Fund	$1,527
Global Energy Fund	$1,992
Global Innovators Fund	$7,433
Renminbi Yuan & Bond Fund	$1,324

The fees paid to non-interested Trustees for the six months ended June 30, 2018 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the six months ended June 30, 2018 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2018 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$2,656,783	$2,726,064
Asia Focus Fund	$5,419,430	$5,041,354
Asia Pacific Dividend Builder Fund	$1,165,134	$2,202,137
China & Hong Kong Fund	$14,965,192	$18,700,534
Dividend Builder Fund	$555,292	$345,414
Global Energy Fund	$3,811,238	$7,051,777
Global Innovators Fund	$23,539,025	$26,219,115
Renminbi Yuan & Bond Fund	$1,758,573	$314,564

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the six months ended June 30, 2018.

Note 6

Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund's investments. These inputs are summarized into three broad Levels as described below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2018, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:
Basic Materials	$653,874	$—	$—	$653,874
Energy	3,815,514	—	—	3,815,514
Industrial	3,874,764	—	—	3,874,764
Utilities	1,464,266	—	—	1,464,266
Total Investments, at value	9,808,418	—	—	9,808,418
Total Assets	$9,808,418	$—	$—	$9,808,418

Asia Focus Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:[1]
Communications	$1,805,234	$—	$—	$1,805,234
Consumer, Cyclical	2,378,335	—	—	2,378,335
Consumer, Non-cyclical	3,388,149	—	—	3,388,149
Energy	486,809	—	—	486,809
Financial	3,303,238	—	—	3,303,238
Industrial	3,579,718	—	—	3,579,718
Technology	2,853,715	—	—	2,853,715
Utilities	1,213,100	—	—	1,213,100
Total Investments, at value	19,008,298	—	—	19,008,298
Total Assets	$19,008,298	$—	$—	$19,008,298

Asia Pacific Dividend Builder Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:[1]
Communications	$168,795	$—	$—	$168,795
Consumer, Cyclical	1,167,898	—	—	1,167,898
Consumer, Non-cyclical	492,561	—	—	492,561
Energy	146,333	—	—	146,333
Financial	2,110,956	—	—	2,110,956
Industrial	1,127,837	—	—	1,127,837
Technology	659,008	—	—	659,008
Total Investments, at value	5,873,388	—	—	5,873,388
Total Assets	$5,873,388	$—	$—	$5,873,388

China & Hong Kong Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:[1]
Communications	$8,966,855	$—	$—	$8,966,855
Consumer, Cyclical	13,150,104	—	—	13,150,104
Consumer, Non-cyclical	11,294,557	—	—	11,294,557
Energy	2,795,809	—	—	2,795,809
Financial	17,948,629	—	—	17,948,629
Industrial	13,648,818	—	—	13,648,818
Technology	4,332,877	—	—	4,332,877
Total Investments, at value	72,137,649	—	—	72,137,649
Total Assets	$72,137,649	$—	$—	$72,137,649

Dividend Builder Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:[1]
Communications	$737,682	$—	$—	$737,682
Consumer, Cyclical	854,592	—	—	854,592
Consumer, Non-cyclical	3,561,436	—	—	3,561,436
Energy	276,733	—	—	276,733
Financial	1,578,964	—	—	1,578,964
Industrial	1,237,115	—	—	1,237,115
Technology	833,490	—	—	833,490
Total Investments, at value	9,080,012	—	—	9,080,012
Total Assets	$9,080,012	$—	$—	$9,080,012

Global Energy Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:[1]
Energy	$31,374,255	$—	$—	$31,374,255
Financial	89,083	—	—	89,083
Industrial	224,600	—	—	224,600
Total Investments, at value	31,687,938	—	—	31,687,938
Total Assets	$31,687,938	$—	$—	$31,687,938

Global Innovators Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:[1]
Communications	$39,520,041	$—	$—	$39,520,041
Consumer, Cyclical	25,382,825	—	—	25,382,825
Consumer, Non-cyclical	33,642,648	—	—	33,642,648
Financial	7,255,708	—	—	7,255,708
Industrial	55,631,918	—	—	55,631,918
Technology	64,613,564	—	—	64,613,564
Total Investments, at value	226,046,704	—	—	226,046,704
Total Assets	$226,046,704	$—	$—	$226,046,704

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3**	Total
Investments, at value
Corporate Bonds:
Consumer Cyclical	$—	$303,381	$—	$303,381
Energy		149,575		149,575
Financial	—	1,658,034	—	1,658,034
Government	—	732,331	—	732,331
Technology	—	149,599	—	149,599
Total Investments, at value	—	2,992,920	—	2,992,920
Total Assets	$—	$2,992,920	$—	$2,992,920

*  The Fund did not hold any Level 2 securities at period end.

**  The Fund did not hold any Level 3 securities at period end.

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index.

Transfers are recognized at the end of the reporting period. Significant movements were deemed to have occurred at December 31, 2017 and therefore such securities were classified as Level 2. As a result, securities still held by the Funds transferred from Level 2 to Level 1.

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Transfers into Level 1	$5,591,959	$14,168,293	$5,182,998	$53,392,241
Transfers out of Level 1	—	—	—	—
Net transfers in (out) of Level 1	$5,591,959	$14,168,293	$5,182,998	$53,392,241
	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Transfers into Level 1	$4,440,402	$10,506,278	$78,538,392	$—
Transfers out of Level 1	—	—	—	—
Net transfers in (out) of Level 1	$4,440,402	$10,506,278	$78,538,392	$—

There were no securities transferred between Level 2 and Level 1 in the Renminbi Yuan & Bond Fund.

Note 7

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the six months ended June 30, 2018 and did not have any outstanding forward contracts as of June 30, 2018.

Note 8

Tax Matters

As of June 30, 2018, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$12,090,942	$13,149,123	$5,610,029	$51,660,482
Gross tax unrealized appreciation	678,389	6,411,511	664,966	23,201,305
Gross tax unrealized (depreciation)	(2,960,913)	(552,336)	(401,608)	(2,724,138)
Net tax unrealized appreciation (depreciation)*	$(2,282,524)	$5,859,175	$263,358	$20,477,167
	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$7,269,030	$33,632,300	$161,205,429	$3,125,380
Gross tax unrealized appreciation	2,149,915	5,524,184	67,687,084	10,197
Gross tax unrealized (depreciation)	(338,934)	(7,468,546)	(2,845,809)	(142,657)
Net tax unrealized appreciation (depreciation)*	$1,810,981	$(1,944,362)	$64,841,275	$(132,460)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2017, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
2018	$9,296,377	$—	$1,502,925	$—	$—	$—	$—	$—
No Expiration Long-term	33,589,525	—	—	—	624,879	14,894,552	—	3,272,277
No Expiration Short-term	548,582	—	—	—	183,196	2,956,207	—	965,276
Total	$43,434,484	$—	$1,502,925	$—	$808,075	$17,850,759	$—	$4,237,553

For the year ended December 31, 2017, the Asia Focus Fund, and the Asia Pacific Dividend Builder Fund utilized capital loss carryforwards of $292,669, and $407,488, respectively

Under the enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 9

Recently Issued Accounting Pronouncements

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the Fund's financial statement disclosures and determined there is no effect.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. This information is also available, without charge, by calling toll-free, (800) 915-6565.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Tax Information

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 7, 2018, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, the Dividend Builder Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement and the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performances, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2018 and expense information as of March 31, 2018. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, data regarding the Funds' performance, including information about each Fund's performance in comparison to its peers and benchmarks, and analyses by the Advisor of the Fund's performance. The Trustees also considered the Funds' long-term performance records and the Advisor's continued efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses with its peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees also considered the fees charged to other accounts managed by the Advisor that use similar investment styles, and noted that these accounts are not subject to the same regulatory constraints as the Funds and do not offer daily transactions. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was equal to the median fee charged to the three pure alternative energy mutual funds in the Morningstar "Foreign Small/Mid Value" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were comparable to a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2019; and (4) the Fund had underperformed the Wilderhill Clean Energy Index, one of its benchmark indices, for the one-, three-, five- and ten-year periods; underperformed the peer group median for the one-, three-, five- and ten-year periods; and underperformed the Wilderhill New Energy Index, another of its benchmark indices, for the one-, three-, five- and ten-year periods.

Asia Focus Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2019; (4) the Fund had outperformed the MSCI AC Far East Free ex Japan Index, its benchmark index, and its peer group median for the one- and three-year periods; and underperformed its benchmark index and peer group median for the five- and ten-year periods.

Asia Pacific Dividend Builder Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were lower than the median expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2019; and (4) the Fund had slightly underperformed the MSCI AC Pacific Ex-Japan Stock Index, one of its benchmark indices, for the one-year period; outperformed its benchmark index for the three- and five-year periods; outperformed its peer group median for the one- and three-year periods; and underperformed its peer group median for the five- and ten-year periods.

China & Hong Kong Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were slightly above the median expenses incurred by its peers but lower than those of two peer funds; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2019; and (4) the Fund had outperformed the Hang Seng Composite Index, its benchmark index, for the one- and three-year periods; underperformed its benchmark index for the five- and ten-year periods; and underperformed its peer group median for the one-, three-, five-, and ten-year periods.

Dividend Builder Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were at the low end of the expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2019; and (4) the Fund had outperformed the MSCI World Index, its benchmark index, for the one-year period; underperformed the benchmark index for the three-, and five-year periods; and outperformed its peer group median for the one-, three-, and five-year periods.

Global Energy Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were slightly higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2019; and (4) the Fund had underperformed the MSCI World Energy Index, one of its benchmark indices, for the one-, three-, five-, and ten-year periods; underperformed the S&P 500 Index, the Fund's other benchmark index, for the one-, three-, five-, and ten-year periods; and outperformed its peer group median for the one-, three-, five- and ten-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "U.S. Large Blend" category; (2) the Fund's total expenses were slightly higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2019; and (4) the Fund had outperformed the MSCI World Index, one of its benchmark indices, the S&P 500, another one of its benchmark indices, and its peer group median for the one-, three-, five-, and ten-year periods.

Renminbi Yuan & Bond Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Emerging Markets Local Currency" category; (2) the Fund's total expenses were below the median expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2019; and (4) the Fund had underperformed the iBoxx Hang Seng Markit Offshore RMB Index, its benchmark index for the one-, three- and five-year periods; outperformed its peer group median for the one- and five-year periods; and underperformed its peer group median for the three-year period.

With respect to each Fund, the Board concluded that the Advisor's willingness to limit the Fund's expense ratio through at least June 30, 2019 would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel. The Trustees noted that the Advisor had waived a portion of its advisory fee for the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Builder Fund, Global Innovators Fund, Global Energy Fund, Dividend Builder Fund and the Renminbi Yuan & Bond Fund. The Trustees also considered the Advisor's efforts to lower the overall expenses for the Funds that have produced meaningful savings. The Board concluded that the profitability of each Fund to the Advisor, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels and to use expense limitation agreements to reduce total expenses.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2019.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher
Susan Penry-Williams

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds

Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Builder Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Dividend Builder Fund	402031 80 1	GAINX	1092
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: 9/07/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: 9/07/18

By	/s/ Rita Dam
Name: Rita Dam
Title: Treasurer
Date: 9/07/18